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METLIFE GROUP
VARIABLE UNIVERSAL LIFE

December 1, 1995

Prospectuses for

- Group Variable Universal Life Insurance

- Metropolitan Series Fund, Inc.






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                                DECEMBER 1, 1995

                                   PROSPECTUS
                                      FOR
 GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES ISSUED UNDER
                               THE GROUP POLICIES
           (Minimum Specified Face Amount For A Certificate-$10,000)
                   (Minimum Group Size-1,000 eligible lives)

                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

    Group variable universal life insurance policies ("Group Policies") and certificates available through the Group Policies ("Certificates") are offered by this Prospectus. The Group Policies and Certificates are issued by
Metropolitan Life Insurance Company, New York, NY ("MetLife"). Generally, so long as the Group Policy remains in force, the Certificates are designed to provide lifetime insurance coverage on the covered persons named in the Certificates, as well as maximum flexibility in connection with premium payments. This flexibility allows an owner of a Certificate to provide for changing insurance needs within the confines of a single insurance product.

    Group Policies may be issued to an employer (referred to herein as "participating entity") or to a trust that is adopted by a participating entity. Employees (including employees' spouses where specified in the Group Policy) of adopting employers may own Certificates issued under their respective participating entity's Group Policy. Unless the Certificate provides otherwise, only the owner of the Certificate (the "Owner") may exercise the rights set forth in the Certificate.

    The Certificate provides for a death benefit payable at the covered person's death. The death benefit varies because it includes the Certificate's cash value in addition to a fixed insurance amount.

    The premiums paid, less premium expense charges, will generally be allocated at the Owner's discretion among one or more of the available investment divisions of MetLife Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of MetLife. The participating entity may select which investment divisions will be available to Owners. If the participating entity is contributing premiums to Certificates issued under its Group Policy, it may limit the ability of Owners to allocate any premiums contributed by such participating entity among the available investment divisions. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of the seven currently available portfolios of the Fund: Growth Portfolio, Income Portfolio, Money Market Portfolio, Diversified Portfolio, Aggressive Growth Portfolio, International Stock Portfolio and Stock Index Portfolio. The International Stock Portfolio is NOT available in California.

    The Certificate's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the Fixed Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.

    The Owner may withdraw or borrow a portion of the Certificate's cash surrender value, or the Certificate may be fully surrendered, at any time, subject to certain limitations.

    The Owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

    MetLife is the investment manager of the Fund and the distributor of its shares. MetLife also distributes and administers the Certificates. State Street Research & Management Company ("State Street Research") is the sub-investment manager with respect to the Growth, Income, Diversified and Aggressive Growth Portfolios of the Fund. State Street Research is a wholly-owned subsidiary of MetLife. GFM International Investors Limited ("GFM") is the sub-investment manager with respect to the International Stock Portfolio of the Fund. GFM is a subsidiary of MetLife.

    As in the case of other life insurance policies, it may not be advantageous to purchase group variable universal life insurance as a replacement for an existing life insurance policy or in addition to an existing variable universal life insurance policy.

                   THESE SECURITIES HAVE NOT BEEN APPROVED OR
          DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
   STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
    COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010              Telephone (800) 523-2894

                               TABLE OF CONTENTS

                                                     PAGE
                                                   ---------
DEFINITIONS......................................        A-3
SUMMARY..........................................        A-5
Who is the Issuer of the Group Policies and
 Certificates?...................................        A-5
What are Separate Account UL, the Fixed Account
 and the Metropolitan Series Fund?...............        A-5
What Death Benefit is Available under the
 Certificate?....................................        A-6
What Flexibility Does an Owner have to Adjust the
 Amount of the Death Benefit?....................        A-6
What Flexibility Does an Owner have in Connection
 with Premium Payments?..........................        A-6
What Happens to Certificates when the
 Participating Entity's Active Participation in
 the Group Policy is Terminated?.................        A-6
If the Participating Entity Continues to
 Participate in the Group Policy, How Long Will
 the Certificate Remain in Force?................        A-7
How are Net Premiums Allocated?..................        A-7
May the Certificate be Surrendered or the Cash
 Value Partially Withdrawn?......................        A-7
Is There a "Free Look" Period?...................        A-7
What is the Loan Privilege?......................        A-8
What Charges are Assessed in Connection with the
 Certificate?....................................        A-8
What is the Tax Treatment of Cash Value?.........        A-8
Is the Beneficiary Subject to Federal Income Tax
 on the Death Benefit?...........................        A-9
Is the Death Benefit or the Cash Value Subject to
 Federal Estate Tax?.............................        A-9
How should Premium Payments, Owner Requests and
 Other Communications be sent to MetLife?........        A-9
SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND....        A-9
The Separate Account.............................        A-9
Metropolitan Series Fund.........................       A-10
CERTIFICATE BENEFITS.............................       A-11
Death Benefit....................................       A-11
Cash Value.......................................       A-12
Benefit at Final Date............................       A-20
Optional Income Plans............................       A-20
Optional Insurance Benefits......................       A-21
PAYMENT AND ALLOCATION OF PREMIUMS...............       A-21

                                                     PAGE
                                                   ---------
Issuance of a Certificate........................       A-21
Premiums.........................................       A-21
Allocation of Premiums and Cash Value............       A-22
Termination of Participating Entity Participation
 in the Group Policy.............................       A-23
Effect of Termination of Group Policy
 Participation on Owners.........................       A-24
Certificate Termination and Reinstatement While
 the Group Policy is in Effect...................       A-24
CHARGES AND DEDUCTIONS...........................       A-25
Premium Expense Charges..........................       A-25
Monthly Deduction From Cash Value................       A-25
Charges Against the Separate Account.............       A-26
Guarantee of Certain Charges.....................       A-27
Other Charges....................................       A-27
ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES, CASH
 SURRENDER VALUES AND ACCUMULATED PREMIUMS.......       A-27
CERTIFICATE RIGHTS...............................       A-31
Loan Privileges..................................       A-31
Surrender and Withdrawal Privileges..............       A-32
Exchange Privilege...............................       A-32
THE FIXED ACCOUNT................................       A-33
General Description..............................       A-33
Fixed Account Cash Value.........................       A-33
Death Benefit, Transfer, Withdrawal, Surrender
 and Certificate Loan Rights.....................       A-34
RIGHTS RESERVED BY METLIFE.......................       A-34
OTHER CERTIFICATE PROVISIONS.....................       A-34
SALES AND ADMINISTRATION OF THE GROUP POLICIES
 AND CERTIFICATES................................       A-35
DISTRIBUTION OF THE GROUP POLICIES AND
 CERTIFICATES....................................       A-36
FEDERAL TAX MATTERS..............................       A-36
MANAGEMENT.......................................       A-38
VOTING RIGHTS....................................       A-41
Right to Instruct Voting of Fund Shares..........       A-41
REPORTS..........................................       A-41
STATE REGULATION.................................       A-42
REGISTRATION STATEMENT...........................       A-42
LEGAL MATTERS....................................       A-42
EXPERTS..........................................       A-42
FINANCIAL STATEMENTS.............................       A-42
APPENDIX TO PROSPECTUS...........................       A-79

    THE GROUP POLICY AND CERTIFICATE ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                  DEFINITIONS

    ADMINISTRATIVE OFFICE--The office of MetLife at 177 South Commons Drive, Aurora, Illinois 60507, to which all Owner communications are to be sent. MetLife may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the office above.

    AGE--For each covered person in a particular group, Age is defined as of a day selected by the participating entity and set forth in the Group Policy. Age can be measured from the Date of the Group Policy or from December 31st of a given year, or from any other date agreed to by MetLife and the participating entity.

    ALLOCATION DATE--The date the first premium is applied to the Separate Account pursuant to the designation in the Certificate enrollment form and/or Group Policy application, as applicable. During the first Group Policy year, it is set at twenty days after the Investment Start Date with respect to any Certificate. During this twenty day period the net premium allocated to the investment divisions of the Separate Account under any new Certificate will be applied to the Money Market investment division. After the first Group Policy year, the Allocation Date for all new Certificates issued with respect to that Group is the Investment Start Date.

    BENEFICIARY--The beneficiary is the person or persons designated by the Owner to receive the insurance proceeds upon the death of the covered person.

    CASH SURRENDER VALUE--The cash value less any indebtedness and any accrued and unpaid monthly deduction.

    CASH VALUE--The sum of the Certificate cash values in the Fixed Account, the investment divisions of the Separate Account and the Loan Account.

    CERTIFICATE--The group variable universal life insurance certificates issued under the group variable universal life insurance policy offered by MetLife and described in this Prospectus.

    CERTIFICATE MONTH--The month beginning on the monthly anniversary.

    COVERED PERSON--The person upon whose life the Certificate is issued.

    DATE OF RECEIPT--The date premiums and communications are actually received at an Administrative Office. Premium payments and communications will be deemed to be received on the Date of Receipt with three exceptions: (1) when they are received on any day that is not a Valuation Date; (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. With regard to
(1) and (2) above, the Date of Receipt will be deemed to be the next Valuation Date. The third exception is the date of receipt for the first premium payment with regard to each Certificate. In this case, and subject to the exceptions set forth in (1) and (2) above, the Date of Receipt is the later of (1) the Date of Certificate and (2) the date the first premium for a Certificate is received at the Administrative Office.

    DATE OF CERTIFICATE--The effective date for life insurance protection under the Certificate. The Date of Certificate is set forth in the Certificate and is used to determine Certificate years and Certificate months from issue. Certificate anniversaries are measured from the Date of Certificate.

    DATE OF GROUP POLICY--The date set forth in the Group Policy that is used to determine Group Policy years and Group Policy months. Group Policy anniversaries are measured from the Date of Group Policy.

    FINAL DATE--The certificate anniversary on which the covered person is age 95 or later if specified in the Certificate.

    FIXED ACCOUNT--An account which is part of the General Account and to which MetLife will allocate net premiums as directed by the Owner or participating entity, as applicable, and credit certain fixed rates of interest.

    GENERAL ACCOUNT--The assets of MetLife other than those allocated to the Separate Account or any other legally-segregated separate account.

    GROUP--A participating entity and all Owners and/or people eligible to become Owners under the participating entity's Group Policy.

    GROUP POLICY--For ease of reference in this Prospectus, this term includes both the group variable universal life insurance policy that the participating entity either participates in, is a party to or owns and which is offered by MetLife and described in this Prospectus together with any administration agreement entered into between the participating entity and MetLife.

    INDEBTEDNESS--The total of any unpaid Certificate loan and loan interest.

    INVESTMENT START DATE--The Date of Receipt of the first premium with respect to a Certificate.

    INVESTMENT DIVISION--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

    LOAN ACCOUNT--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Certificate loan requested by an Owner is transferred.

    MINIMUM GROUP SIZE--The minimum number of people in a group that is necessary before an employer can purchase a Group Policy. The minimum group size is currently 1,000 lives; however, MetLife reserves the right to issue a Group Policy or provide coverage to a participating entity that does not meet the minimum group size.

    MINIMUM SPECIFIED FACE AMOUNT--The minimum specified face amount of insurance for which a Certificate may be issued. The amount is set forth in the Certificate. The Certificate will never specify a minimum specified face amount of less than $10,000.

    MONTHLY ANNIVERSARY--The same date in each month as the Date of Group Policy or the date the Certificate is issued, as applicable. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.

    MONTHLY DEDUCTION--Charges deducted monthly from the cash value of a Certificate and which include any monthly cost of insurance, monthly cost of benefits provided by riders and monthly administration charge.

    OWNER--The person so designated in the enrollment form for the Certificate or as subsequently changed.

    PAID-UP--An election under the Certificate whereby the Owner may terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a paid-up benefit under the Certificate. If the paid-up election is made, all or part of the remaining cash value in the Certificate will be transferred to the General Account and may no longer be allocated to the Separate Account or the Fixed Account. The Owner will receive any remaining cash surrender value that is not used to purchase a paid-up benefit. The paid-up benefit elected must not be more than can be purchased using the Certificate's cash surrender value or more than the death benefit under the Certificate at the time the election is made and must not be less than $10,000.

    PORTABLE--A status that occurs when a covered person is no longer part of the participating entity's group. A Certificate becomes portable when an event specified in the Certificate occurs. These events may include: termination of the covered person's employment (other than through retirement) and retirement as determined by the Participating Entity. An Owner of a portable Certificate will no longer be deemed to be a member of the participating entity's group for purposes of determining cost of insurance rates and charges.

    PORTFOLIO--A portfolio represents a different class (or series) of stock of Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

    PRO RATA BASIS--Allocations made in the same proportion that the Certificate's cash value in the Fixed Account and the Certificate's cash value in each investment division of the Separate Account bear to the Certificate's total cash value (except for the cash value, if any, in the Loan Account) as of the Date of Receipt of a request.

    SEPARATE  ACCOUNT--Metropolitan  Life  Separate   Account  UL,  a   separate
investment account of MetLife through which premiums paid under the Certificate are invested to the extent allocated to the Separate Account by the Owner.

    SPECIFIED FACE AMOUNT--The amount set forth in the Certificate.

    VALUATION DATE--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

    VALUATION   PERIOD--The  period  between  two  successive  Valuation  Dates, commencing at 4:00 p.m., New York City time, on each valuation date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

                                    SUMMARY

    Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Certificate loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Certificate Loan," page A-31, "Payment and Allocation of Premiums--Certificate Termination and Reinstatement While the Group Policy is in Effect," page A-24, and "Appendix to Prospectus," page A-79).

    This Prospectus describes only those aspects of the Certificate that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Certificate functions (see "The Fixed Account," page A-33).

WHO IS THE ISSUER OF THE GROUP POLICIES AND CERTIFICATES?

    MetLife, the issuer of the Group Policies and Certificates, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. On December 31, 1994, MetLife had total life insurance in force of over $1.2 trillion and total assets under management of over $164 billion.

WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

    The Owner may allocate the net premiums paid under the Certificate to one or more of the investment divisions of the Separate Account, a separate investment account of MetLife (see "The Separate Account," page A-9) and/or to a Fixed Account established by MetLife. In some cases, however, the participating entity may select the investment divisions available to Owners and may also retain the right to allocate any net premiums it pays unless and until the covered person retires (as determined by the participating entity) or the Owner's Certificate becomes portable.

    There are currently seven investment divisions available in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund," page A-10). Each class of stock represents a separate portfolio within the Fund. The seven portfolios of the Fund which are currently available to Owners are the Growth Portfolio, the Income Portfolio, the Money Market Portfolio, the Diversified Portfolio, the Aggressive Growth Portfolio, the International Stock Portfolio and the Stock Index Portfolio. The International Stock Portfolio is not available in California. Net premiums allocated to the Fixed Account are held in the General Account of MetLife.

    Each portfolio of the Fund has a different investment objective and is managed by MetLife. For providing investment management services to the Fund, MetLife receives a fee from the Fund equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Growth, Income, Money Market, Diversified, and Stock Index Portfolios and an annual rate of .75% of the average daily value of the aggregate net assets of the International Stock and Aggressive Growth Portfolios. State Street Research provides sub-investment management services with respect to the Growth, Income, Aggressive Growth and Diversified Portfolios. GFM provides sub-investment management services with respect to the International Stock Portfolio. For these services, State Street Research and GFM receive an annual percentage fee from MetLife. State

Street Research and GFM are subsidiaries of MetLife and their fees are the sole responsibility of MetLife, and not the Fund. In addition to the investment management fees, other direct expenses are charged against the assets of the Fund.

    For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFIT IS AVAILABLE UNDER THE CERTIFICATE?

    The Certificate provides for the payment of a benefit upon the death of the covered person. The death benefit is the specified face amount of the Certificate plus the cash value on the date of death. If greater than the death benefit otherwise payable a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any accrued and unpaid charges (see "Certificate Benefits--Death Benefit," page A-11).

    In addition, an Owner has the flexibility to add optional insurance benefits by riders specified in the Certificate. These may include a waiver of monthly deduction during total disability rider; an accelerated death benefit rider, a living benefits rider; an accidental death benefit rider; an accidental death or dismemberment benefit rider; and a dependent life benefits rider (see "Certificate Benefits--Optional Insurance Benefits," page A-21. The cost of these optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value," page A-25).

    Proceeds under the Certificate may be received in cash or under one of the available optional income plans described in the Appendix to Prospectus on page A-79 (see "Certificate Benefits--Optional Income Plans," page A-20).

WHAT FLEXIBILITY DOES AN OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

    After the first Certificate year, the Owner may increase the specified face amount of the Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Certificate Benefits," page A-11). For employees of a participating entity, automatic increases in face amount will be made in conjunction with each employee's salary increase on a date or dates specified by the participating entity. Any increases in the death benefit are subject to MetLife's underwriting rules (see "Certificate Benefits--Change in Specified Face Amount," page A-11). Any face amount increase also will result in additional charges (see "Certificate Benefits--Increases," and "Effect of Changes in Specified Face Amount on Charges," page A-12). The specified face amount may also be decreased by the Owner after the first Certificate year. The specified face amount may never be less than the minimum specified face amount set forth in the Certificate. In no event will the specified face amount be less than $10,000. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters," page A-36).

WHAT FLEXIBILITY DOES AN OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?

    If elected by a participating entity and authorized by the Owner, premiums are paid through payroll deduction and are remitted to MetLife by such employer on at least a monthly basis. If payroll deduction is not available, the Owner may remit premiums to MetLife directly on a quarterly or annual basis. Premium payments will not be credited to the Owner's Certificate until received by MetLife. An Owner has considerable flexibility concerning the amount and frequency of premium payments. An Owner need not pay any specific amount of minimum premiums. Instead, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Owner may be required to make an unscheduled premium payment in order to keep the Certificate in force (see "Payment and Allocation of Premiums," page A-21).

WHAT HAPPENS TO CERTIFICATES WHEN THE PARTICIPATING ENTITY'S ACTIVE PARTICIPATION IN THE GROUP POLICY IS TERMINATED?

    If the participating entity or MetLife decides to terminate the participating entity's participation in the Group Policy, the participating entity will cease remitting any payroll deductions of premiums. In addition, no future Certificates will be issued under the Group Policy. The current Certificates may also be terminated by MetLife under certain circumstances. There are also circumstances where an Owner may continue the Certificate even after the participating entity's termination of its participation in the Group Policy. If the

Certificate is not terminated, different current charges may apply but the guaranteed charges will not be greater than they were prior to the termination of the Group Policy. (See "Effect of Termination of the Group Policy Participation on Owners," page A-24).

IF THE PARTICIPATING ENTITY CONTINUES TO PARTICIPATE IN THE GROUP POLICY, HOW LONG WILL THE CERTIFICATE REMAIN IN FORCE?

    The Certificate will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value," page A-25), and the grace period expires without a sufficient payment being made (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination," page A-24). Therefore, failure to pay premiums will not automatically cause the Certificate to terminate and payment of premiums does not guarantee that the Certificate will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

    The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges," page A-25). The participating entity or
Owner, as applicable, determines in the application for the Group Policy or enrollment form for the Certificate, respectively, what portions, if any, of net premiums paid by each are to be allocated to the investment divisions of the Separate Account and/or to the Fixed Account. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the Allocation Date, as explained more fully under "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value," page A-22. An Owner or participating entity, as applicable, may change allocations of future net premiums at any time without charge by notifying MetLife in writing, subject to certain limitations (see "Payment and Allocation of Premiums-- Allocation of Premiums and Cash Value," page A-22). Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by MetLife, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by MetLife plus any discretionary return declared by MetLife from time to time.

    Subject to certain restrictions, currently, an Owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account without charge (see "Charges and Deductions," page A-25). In the first 24 Certificate months, an Owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Certificate Rights--Exchange Privilege," page A-32 and "The Fixed Account--Death Benefit, Transfer, Withdrawal, Surrender, and Certificate Loan Rights," page A-34. An Owner may also elect to participate in one of the systematic investment strategies (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies," page A-23).

MAY THE CERTIFICATE BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

    The Owner may surrender the Certificate at any time and receive the cash surrender value of the Certificate. Subject to certain limitations, the Owner also may make partial withdrawals from the cash surrender value at any time prior to the final date (see "Certificate Rights--Surrender and Withdrawal Privileges," page A-32). Certificates under some Group Policies may be subject to a transaction charge of up to $25. Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters," page A-36).

IS THERE A "FREE LOOK" PERIOD?

    The Certificate provides for a free-look period that lasts until 10 days after receipt (except where state law requires a longer period for replacement policies or other reasons) or 45 days after the enrollment form has been completed, whichever is later. The Owner may return the Certificate within this period and MetLife will send the Owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Owner's bank.

    Following an increase in specified face amount requested by an Owner, there is a similar free look period that extends until the later of 10 days after the Owner receives revised Certificate pages reflecting the increase or 45 days after the request for the increase has been completed. During this period, the Owner may elect to terminate the increase, and all Certificate values will be restored to what they would have been had the increase not occurred. MetLife will also refund the amount of any premiums paid, to the extent necessary for the Certificate to continue to be within the definition of life insurance for federal income tax purposes (see "Premiums--Premium Limitations," page A-21).

WHAT IS THE LOAN PRIVILEGE?

    An Owner may obtain a Certificate loan at any time that the Certificate has a loan value. Loans may be repaid at any time prior to the Final Date (see "Certificate Rights--Loan Privileges," page A-31). Certificates under some Group Policies may be subject to a transaction charge of up to $25. Loans are not available for Owners who have exercised the paid-up Certificate provision, except as otherwise required by law.

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE CERTIFICATE?

    PREMIUM EXPENSE CHARGES. Premium expense charges vary based on the Group Policy under which the Certificate is issued. These charges may consist of a charge of .35% of each premium payment to recover a portion of MetLife's estimated cost for the federal income tax treatment of deferred acquisition costs ("DAC tax charge") and a state premium tax charge of up to 5% of each premium payment (see "Charges and Deductions--Premium Expense Charges," page A-25).

    MONTHLY DEDUCTION. The charges deducted as part of the monthly deduction can vary based upon the Group Policy under which an Owner's Certificate is issued. Cash value may be reduced by a monthly deduction equal to the sum of any applicable: (1) charge for the cost of insurance. MetLife uses simplified underwriting and guaranteed issue procedures. While the current costs of insurance rates are generally lower than 100% of the 1980 Commissioners Standard Ordinary Mortality Table Males, age last birthday ("1980 CSO Table"), the guaranteed rates are up to 150% of the maximum rates that could be charged based on the 1980 CSO table. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some healthy individuals; (2) cost of any optional insurance benefits added by rider;
(3) monthly administration charge of up to $3.00 per Certificate per month as specified in the Certificate. No profit is expected to be derived from the administration charge set forth in this paragraph. (See "Charges and Deductions--Monthly Deduction from Cash Value," page A-25.)

    CHARGES AGAINST SEPARATE ACCOUNT. A daily charge equivalent to an effective annual rate of at least .45% and not to exceed .90% of the average daily net asset value attributable to the Policies of each investment division of the Separate Account is imposed to compensate MetLife for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks, page A-26).

    No charges are currently made against the Separate Account for federal or state income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. Should MetLife determine that such taxes will be imposed, MetLife may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters," page A-36). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

    Cash value under a Certificate is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Certificate is not a modified endowment contract as discussed in the following paragraph, a Certificate owner generally will be taxed on cash value withdrawn from the Certificate, the cash value received upon surrender of the Certificate or the cash value distributed at the Final Date of a Certificate only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal or on the Final Date of a Certificate in excess of premiums paid will be treated as ordinary income.

    Special rules regarding taxation, including the imposition of a tax penalty, govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. For more information, see "Federal Tax Matters," pages A-36 to A-38.

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

    Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Certificate under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters," page A-36).

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

    The death benefit under the Certificate or the cash value may be subject to federal estate tax (see "Federal Tax Matters," page A-36).

HOW SHOULD PREMIUM PAYMENTS, OWNER REQUESTS AND OTHER COMMUNICATIONS BE SENT TO METLIFE?

    Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount, or changes of premium allocation) should be sent to the Administrative Office for the Certificate. MetLife may name different Administrative Offices for different transactions. In the future MetLife may permit transfer and withdrawal or other requests to be made by telephone.

    To exercise rights under a Certificate, the Owner must follow the procedures stated in the Certificate. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount, change an address or request any other action by MetLife, the Owner should utilize the forms prepared by MetLife for each purpose. The forms are available from the Administrative Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

    The Separate Account, which is a separate investment account of MetLife, was established by MetLife pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with other variable universal life insurance products issued by MetLife. The assets allocated to the Separate Account are the property of MetLife, and MetLife is not a trustee by reason of the Separate Account.

    The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of MetLife. Each Certificate provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of MetLife with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of MetLife. The liabilities are the actuarially determined amount of MetLife's total commitments under the Certificates; the reserves are the assets allocated to pay these commitments. The values of the assets in the Separate Account will not at any time be less than the sum of all amounts then allocated to the Separate Account under variable life insurance policies.

    MetLife may accumulate in the Separate Account mortality and expense risk charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of MetLife's liabilities and reserves with respect to the Separate Account. MetLife may from time to time transfer to its general account any assets in the Separate Account in excess of such reserves and liabilities.

    Although the Separate Account is an integral part of MetLife, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of MetLife by the Commission.

    There are currently seven investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Owners. In addition, investment divisions may be eliminated from the Separate Account.

METROPOLITAN SERIES FUND

    The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio that may be available to Owners is set forth below.

    GROWTH PORTFOLIO. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

    INCOME PORTFOLIO. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

    MONEY MARKET PORTFOLIO. The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

    DIVERSIFIED PORTFOLIO. The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

    AGGRESSIVE GROWTH PORTFOLIO. The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

    INTERNATIONAL STOCK PORTFOLIO. The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies. This portfolio is not available in connection with Group Policies and Certificates issued in California.

    STOCK INDEX PORTFOLIO. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

    MetLife purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

    On each Valuation Date, shares of each portfolio are purchased or redeemed by MetLife for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Certificate loans, loan repayments and benefit payments to be effected pursuant to the terms of the Certificates as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

    A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts for MetLife and its affiliates that invest in the Fund and the risks related thereto.

                              CERTIFICATE BENEFITS

DEATH BENEFIT

    As long as the Certificate remains in force (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination," page A-24), MetLife will, upon due proof of the covered person's death, pay the insurance proceeds of the Certificate to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the available optional income plans as described in the Appendix to Prospectus on page A-79.

    The insurance proceeds are: (a) The death benefit provided on the date of death; plus (b) any additional insurance on the covered person's life that is provided by rider; minus (c) any outstanding indebtedness and any accrued and unpaid charges; and minus (d) certain amounts of death benefit previously decreased as a result of a claim under a rider to the Policy.

    The death benefit is equal to the specified face amount of insurance plus the cash value.

    MINIMUM DEATH BENEFIT--There is a minimum death benefit equal to the greater of (1) the death benefit and (2) a percentage of the cash value as set forth in the table below. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

                                     TABLE

                 AGE
          OF COVERED PERSON               PERCENTAGE OF
           ON DATE OF DEATH                CASH VALUE
        ---------------------           -----------------
40 and less:..........................           250%
45:...................................           215%
50:...................................           185%
55:...................................           150%
60:...................................           130%
65:...................................           120%

                 AGE
          OF COVERED PERSON               PERCENTAGE OF
           ON DATE OF DEATH                CASH VALUE
        ---------------------           -----------------
70:...................................           115%
75:...................................           105%
80:...................................           105%
85:...................................           105%
90:...................................           105%
95:...................................           100%

For the ages not listed, the progression between the listed ages is linear.

    The death benefit provides insurance protection as well as possible build-up of cash value. The death benefit varies as the cash value changes.

    If the covered person dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.
    CHANGE IN SPECIFIED FACE AMOUNT. Subject to certain limitations, an Owner, after the first Certificate year may request an increase the specified face amount of a Certificate on a date or dates determined by the participating entity and set forth in the Group Policy (see "Decreases" and "Increases," on pages A-11 and A-12). For Owners who are qualifying employees of employers who are participating entities, automatic increases in face amount will be made in conjunction with each employee's salary increases on a date or dates determined by the participating entity, unless such employee notifies MetLife in writing that no such automatic increases are desired. Any increases in the specified face amount are subject to MetLife's underwriting rules which may include a requirement for satisfactory evidence of the covered person's insurability. The specified face amount may also be decreased by the Owner after the first Certificate year. An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters," page A-36). Any increase or decrease in the specified face amount requested by the Owner will become effective on the monthly anniversary on or next following the date of approval of the request.

    DECREASES. The specified face amount remaining in force after any requested decrease may not be less than the minimum specified face amount as specified in the Certificate. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limitations," page A-21). For purposes of determining the cost of insurance charge (see "Charges and Deductions--Cost of Insurance"; "Cost of Insurance Rate"; and "Rate Class," pages A-25 and A-26), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increases successively; and (b) the specified face amount on the Date of Certificate.

    INCREASES. Any requirements as to the minimum amount of an increase are specified in the Certificate. Any increases in specified face amount are subject to MetLife's underwriting rules.

    EFFECT OF CHANGES IN SPECIFIED FACE AMOUNT ON CHARGES. A change in the specified face amount may affect the net amount at risk which may affect an
Owner's cost of insurance charge (see "Charges and Deductions--Cost of Insurance;" "Cost of Insurance Rate," "Rate Class," pages A-25 and A-26). This in turn can affect the level of subsequent cash values and death benefit. A change in the specified face amount may also affect the Certificate's status as a modified endowment contract for tax purposes (see "Federal Tax Matters," page A-36).

CASH VALUE

    The total cash value of a Certificate at any time is the sum of the Certificate's cash values in the Fixed Account (see "The Fixed Account," page A-33), the Loan Account (see "Certificate Rights--Loan Privileges," page A-31), and the investment divisions of the Separate Account at such time. The Certificate's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return," page A-13). There is no guaranteed minimum cash value in the Separate Account.

    CALCULATION OF SEPARATE ACCOUNT CASH VALUE. The portion of the first net premium allocated to the investment divisions of the Separate Account under a Certificate that is issued within the first Group Policy year will automatically be allocated to the Money Market investment division from the Investment Start Date to the Allocation Date. Otherwise, on each Valuation Date, the Certificate's cash value in an investment division of the Separate Account will equal:

(1) The cumulative amount of all net premium payments, transfers of cash value, loan repayments and interest credited on Certificate loans that are allocated to the investment division; minus

(2) Any cash value transferred, surrendered or withdrawn from the investment division (including transfers to the Loan Account); minus

(3) The portion of all charges and deductions allocated to the Certificate's cash value in the investment division (see "Charges and Deductions," page A-25); plus or minus

(4) The cumulative net investment return (discussed below) on the amount of cash value in the investment division.

    The Certificate's total cash value in the Separate Account equals the sum of the Certificate's cash value in each investment division.

    SEPARATE ACCOUNT NET INVESTMENT RETURN. An investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Certificates as of any Valuation Date are determined as of such time.

    Each investment division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less
(1) an adjustment for the Separate Account's charge for mortality and expense risks (equivalent to at least .45% and not more than .90% on an annual basis) and (2) a charge for MetLife's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account," page A-26). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

    Depending primarily on the investment experience of the underlying Fund portfolio, an investment division's net investment return may be either positive or negative during a Valuation Period.


    RATES OF RETURN. The rates of return for the portfolios of the Fund shown below reflect all charges against the Fund portfolios. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE. IN ADDITION, THERE ARE SIGNIFICANT CHARGES AGAINST THE SEPARATE ACCOUNT, PREMIUMS AND THE CASH VALUE IN EACH CERTIFICATE THAT ARE NOT IMPOSED AGAINST THE FUND PORTFOLIOS AND ARE THEREFORE NOT REFLECTED. These charges, i.e. charges against premiums, charges for mortality and expense risks, the administration charge, and the cost of insurance (see "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value," page A-25), significantly decrease the rates of return on a given Certificate. The rate of return is computed in each case by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period, adjusting for dividends and dividing the result by the net asset value per share at the beginning of the period. The resulting ratio is then annualized to obtain the Average Annual Return during the entire period for which rates of return are shown. The annualization makes the assumption that the rate of return does not vary from any one year period to another and takes into account the effect of compounding.



    Rates of return are useful for reviewing the effectiveness of Fund management and for comparing the investment returns of the underlying Fund portfolios. HOWEVER, FOR THE REASONS STATED ABOVE, NO OWNER SHOULD EXPECT TO RECEIVE FUND RETURN. The hypothetical historical illustrations that appear on pages A-15 to A-20 demonstrate the effect on the underlying Fund Portfolios' rates of return of all charges against the separate account, premiums and the cash value in the Policy illustrated.


    The first two columns shown for each investment division begin on the later of the date the portfolio of the Fund in which it invests began operations and the date the first registration statement relating to such portfolio was declared effective by the Securities and Exchange Commission and end on the dates indicated. Other periods shown begin on January 1st and end on December 31st of the following year. Thus the rates of return are based on the actual historical experience of the Fund. The annual return for the International Stock Portfolio was increased due to the voluntary assumption by MetLife of certain expenses for the International Stock Portfolio of the Fund in 1993 (see "Management of the Fund," in the prospectus for the Fund). This subsidization affected annual return only by .01%. There was no subsidization in 1994.

                6/24/83-   6/24/83-  1/1/84-    1/1/85-    1/1/86-    1/1/87-   1/1/88-   1/1/89-    1/1/90-   1/1/91-    1/1/92-
                12/31/94   12/31/83  12/31/84   12/31/85   12/31/86   12/31/87  12/31/88  12/31/89   12/31/90  12/31/91   12/31/92
                --------   -------   --------   --------   --------   -------   -------   --------   -------   --------   --------
GROWTH........   241.22%    -4.60%      0.61%     34.80%     10.19%     5.67%     9.88%     39.96%    -9.98%     33.18%     11.57%
INCOME........   218.66%     2.00%     13.83%     27.21%     19.58%    -1.98%     9.23%     13.42%     9.98%     17.42%      6.90%
MONEY MARKET..   112.49%     4.86%     10.47%      8.13%      6.72%     6.22%     7.63%      9.25%     8.18%      6.10%      3.73%

                                     AVERAGE
                1/1/93-    1/1/94-    ANNUAL
                12/31/93   12/31/94   RETURN
                --------   -------   --------
GROWTH........    14.41%    -3.75%     11.24%
INCOME........    11.32%    -3.32%     10.58%
MONEY MARKET..     2.90%     3.89%      6.76%

                                                                                                                         AVERAGE
               7/25/86-    7/25/86-  1/1/87-   1/1/88-   1/1/89-    1/1/90-    1/1/91-    1/1/92-   1/1/93-    1/1/94-   ANNUAL
               12/31/94    12/31/86  12/31/87  12/31/88  12/31/89   12/31/90   12/31/91   12/31/92  12/31/93   12/31/94  RETURN
               ---------   -------   -------   -------   --------   --------   --------   -------   --------   -------   -------
DIVERSIFIED...  112.17%     3.41%     3.54%     8.88%     23.26%     -0.89%     24.94%     9.49%     12.79%    -3.44%     9.33%

                                                                                                     AVERAGE
              4/29/88-    4/29/88-  1/1/89-    1/1/90-    1/1/91-    1/1/92-    1/1/93-    1/1/94-    ANNUAL
              12/31/94    12/31/88  12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   RETURN
              ---------   -------   --------   --------   --------   --------   --------   -------   --------
AGGRESSIVE
 GROWTH.....    168.40%     4.62%     33.11%    -11.35%     66.46%     10.37%     22.66%    -3.52%     15.94%

                                                                             AVERAGE
               5/1/90-    5/1/90-   1/1/91-    1/1/92-   1/1/93-   1/1/94-    ANNUAL
               12/31/94   12/31/90  12/31/91   12/31/92  12/31/93  12/31/94   RETURN
               --------   -------   --------   -------   -------   -------   --------
STOCK
 INDEX.......    57.49%     1.95%     29.76%     7.44%     9.55%     1.15%     10.22%

                                                                      AVERAGE
                 5/1/91-    5/1/91-   1/1/92-    1/1/93-    1/1/94-   ANNUAL
                 12/31/94   12/31/91  12/31/92   12/31/93   12/31/94  RETURN
                 --------   -------   --------   --------   -------   -------
INTERNATIONAL
 STOCK.........    36.43%    -1.55%    -10.21%     47.76%     4.45%     8.84%

     ILLUSTRATIONS. In order to demonstrate how the investment experience of the portfolios of the Fund will affect the death benefit and cash value of a Certificate, hypothetical illustrations showing the hypothetical net return of each investment division are set forth below. These hypothetical illustrations are based on the actual historical experience of the Fund as if the Separate Account had been in existence and a Certificate had been issued on the dates indicated. THEY DO NOT REPRESENT WHAT MAY HAPPEN IN THE FUTURE.


    The illustrations are based on the payment of monthly premiums of $100 for a specified face amount of $100,000 for an individual aged 40. The illustrations assume that no riders are in effect. The periods illustrated are based on the periods and rates of return set forth in "Rates of Return," page A-13. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.


    For each investment division, one illustration is based on the guaranteed charge rates under a hypothetical representative standard Group Policy, the other illustration is based as if the current charge rates were in effect during the period illustrated that would be representative of such a Group Policy. The actual maximum and current charge rates can be expected to vary from one Group Policy to another (see "Charges and Deductions," page A-25).

    The guaranteed illustrations assume: (1) that the covered person is in a rate class that has cost of insurance charges equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"); (2) a $3.00 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.

    The current illustrations assume: (1) that the covered person is in a rate class that has standardized cost of insurance charges equal to Table 1 under
Section 79 of the Internal Revenue Code; (2) a $1.50 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate;
(5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.


    These examples of Certificate performance are for a specific age, rate class, and group mortality characteristics premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific Certificate anniversary. The amount and timing of premium payments would affect individual Certificate benefits as would any withdrawals or Certificate loans.


    Performance may be shown for the systematic investment strategies made available under the Certificates (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies," page A-23). Average annual return for the "Equity Generator," "Equalizer," or "Allocator," systematic investment strategies may be calculated by presuming a certain dollar value at the beginning of a period, and comparing this dollar value with the dollar value, based on historical performance for the applicable investment divisions or the Fixed Account, at the end of the period, expressed as a percentage. The average annual return in each case will assume that no withdrawals have occurred and will not reflect charges against premiums, cost of insurance or other monthly policy charges.

    This Prospectus also contains illustrations based on assumed rates of return. See "Illustrations Of Death Benefit, Cash Values And Accumulated Premiums," on pages A-29 to A-30.

    The following examples show how the hypothetical net return of the investment division which invests in the Growth Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1984 (the first January 1 following the effective date for the Growth Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                     GROWTH
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                      ACCUMULATED AT
                      CERTIFICATE YEAR ENDING                         FUND RATES OF
                        ON DECEMBER 31ST OF                               RETURN       CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1984...............................................................     $    1,247      $     979    $   100,979
1985...............................................................          3,080          2,410        102,410
1986...............................................................          4,615          3,602        103,602
1987...............................................................          5,950          4,632        104,632
1988...............................................................          7,789          6,048        106,048
1989...............................................................         12,302          9,358        109,358
1990...............................................................         12,226          9,152        109,152
1991...............................................................         17,685         13,066        113,066
1992...............................................................         21,056         15,393        115,393
1993...............................................................         25,370         18,384        118,384
1994...............................................................         25,581         18,168        118,168

                                     GROWTH
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                      ACCUMULATED AT
                      CERTIFICATE YEAR ENDING                         FUND RATES OF
                        ON DECEMBER 31ST OF                               RETURN       CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1984...............................................................     $    1,247      $     843    $   100,843
1985...............................................................          3,080          2,039        102,039
1986...............................................................          4,615          2,996        102,996
1987...............................................................          5,950          3,784        103,784
1988...............................................................          7,789          4,840        104,840
1989...............................................................         12,302          7,476        107,476
1990...............................................................         12,226          7,260        107,260
1991...............................................................         17,685         10,253        110,253
1992...............................................................         21,056         11,922        111,922
1993...............................................................         25,370         14,032        114,032
1994...............................................................         25,581         13,800        113,800

    The following examples show how the hypothetical net return of the investment division which invests in the Income Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1984 (the first January 1 following the effective date for the Income Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                     INCOME
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                      ACCUMULATED AT
                      CERTIFICATE YEAR ENDING                         FUND RATES OF
                        ON DECEMBER 31ST OF                               RETURN       CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1984...............................................................     $    1,332      $   1,045    $   101,045
1985...............................................................          3,091          2,419        102,419
1986...............................................................          4,992          3,897        103,897
1987...............................................................          6,101          4,750        104,750
1988...............................................................          7,904          6,138        106,138
1989...............................................................         10,252          7,786        107,786
1990...............................................................         12,572          9,387        109,387
1991...............................................................         16,096         11,859        111,859
1992...............................................................         18,465         13,457        113,457
1993...............................................................         21,809         15,748        115,748
1994...............................................................         22,274         15,722        115,722

                                     INCOME
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                      ACCUMULATED AT
                      CERTIFICATE YEAR ENDING                         FUND RATES OF
                        ON DECEMBER 31ST OF                               RETURN       CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1984...............................................................     $    1,332      $     900    $   100,900
1985...............................................................          3,091          2,047        102,047
1986...............................................................          4,992          3,241        103,241
1987...............................................................          6,101          3,877        103,877
1988...............................................................          7,904          4,909        104,909
1989...............................................................         10,252          6,219        106,219
1990...............................................................         12,572          7,443        107,443
1991...............................................................         16,096          9,300        109,300
1992...............................................................         18,465         10,409        110,409
1993...............................................................         21,809         11,987        111,987
1994...............................................................         22,274         11,909        111,909

    The following examples show how the hypothetical net return of the investment division which invests in the Money Market Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1984 (the first January 1 following the effective date for the Money Market Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  MONEY MARKET
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                      ACCUMULATED AT
                      CERTIFICATE YEAR ENDING                         FUND RATES OF
                        ON DECEMBER 31ST OF                               RETURN       CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1984...............................................................     $    1,268      $     995    $   100,995
1985...............................................................          2,623          2,053        102,053
1986...............................................................          4,040          3,155        103,155
1987...............................................................          5,533          4,310        104,310
1988...............................................................          7,206          5,600        105,600
1989...............................................................          9,132          6,927        106,927
1990...............................................................         11,131          8,293        108,293
1991...............................................................         13,047          9,581        109,581
1992...............................................................         14,755         10,707        110,707
1993...............................................................         16,402         11,778        111,778
1994...............................................................         18,267         12,765        112,765

                                  MONEY MARKET
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                      ACCUMULATED AT
                      CERTIFICATE YEAR ENDING                         FUND RATES OF
                        ON DECEMBER 31ST OF                               RETURN       CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1984...............................................................     $    1,268      $     857    $   100,857
1985...............................................................          2,623          1,736        101,736
1986...............................................................          4,040          2,617        102,617
1987...............................................................          5,533          3,503        103,503
1988...............................................................          7,206          4,455        104,455
1989...............................................................          9,132          5,510        105,510
1990...............................................................         11,131          6,549        106,549
1991...............................................................         13,047          7,478        107,478
1992...............................................................         14,755          8,227        108,227
1993...............................................................         16,402          8,879        108,879
1994...............................................................         18,267          9,580        109,580

    The following examples show how the hypothetical net return of the investment division which invests in the Diversified Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1987 (the first January 1 following the effective date for the Diversified Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  DIVERSIFIED
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1987...............................................................     $    1,142      $     896    $   100,896
1988...............................................................          2,486          1,946        101,946
1989...............................................................          4,393          3,430        103,430
1990...............................................................          5,570          4,339        104,339
1991...............................................................          8,333          6,475        106,475
1992...............................................................         10,419          7,918        107,918
1993...............................................................         13,018          9,733        109,733
1994...............................................................         13,744         10,136        110,136

                                  DIVERSIFIED
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1987...............................................................     $    1,142      $     772    $   100,772
1988...............................................................          2,486          1,644        101,644
1989...............................................................          4,393          2,845        102,845
1990...............................................................          5,570          3,527        103,527
1991...............................................................          8,333          5,157        105,157
1992...............................................................         10,419          6,301        106,301
1993...............................................................         13,018          7,692        107,692
1994...............................................................         13,744          7,923        107,923

    The following examples show how the hypothetical net return of the investment division which invests in the Stock Index Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1991 (the first January 1 following the effective date for the Stock Index Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  STOCK INDEX
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1991...............................................................     $    1,357      $   1,065    $   101,065
1992...............................................................          2,734          2,140        102,140
1993...............................................................          4,249          3,318        103,318
1994...............................................................          5,508          4,290        104,290

                                  STOCK INDEX
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1991...............................................................     $    1,357      $     917    $   100,917
1992...............................................................          2,734          1,810        101,810
1993...............................................................          4,249          2,754        102,754
1994...............................................................          5,508          3,490        103,490

    The following examples show how the hypothetical net return of the investment division which invests in the Aggressive Growth Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1989 (the first January 1 following the effective date for the Aggressive Growth Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that the net premium and related cash values were in this investment division for the entire period.

                               AGGRESSIVE GROWTH
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1989...............................................................     $    1,338      $   1,049    $   101,049
1990...............................................................          2,327          1,821        101,821
1991...............................................................          5,437          4,245        104,245
1992...............................................................          7,372          5,740        105,740
1993...............................................................         10,389          8,066        108,066
1994...............................................................         11,207          8,534        108,534

                               AGGRESSIVE GROWTH
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1989...............................................................     $    1,338      $     904    $   100,904
1990...............................................................          2,327          1,540        101,540
1991...............................................................          5,437          3,523        103,523
1992...............................................................          7,372          4,681        104,681
1993...............................................................         10,389          6,464        106,464
1994...............................................................         11,207          6,825        106,825

    The following examples show how the hypothetical net return of the investment division which invests in the International Stock Portfolio of the Fund would have affected benefits for a Certificate dated January 1, 1992 (the first January 1 following the effective date for the International Stock
Portfolio) if that Certificate imposed the charges and had the other characteristics discussed on page A-14. These examples assume that the net premium and related cash values were in this investment division for the entire period.

                              INTERNATIONAL STOCK
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                            BASED ON CURRENT CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1992...............................................................     $    1,143      $     897    $   100,897
1993...............................................................          3,110          2,434        102,434
1994...............................................................          4,400          3,435        103,435

                              INTERNATIONAL STOCK
                 ($100,000 SPECIFIED FACE AMOUNT, ISSUE AGE 40)
                          BASED ON GUARANTEED CHARGES

                                                                         PREMIUMS
                                                                       ACCUMULATED
                      CERTIFICATE YEAR ENDING                            AT FUND
                        ON DECEMBER 31ST OF                          RATES OF RETURN   CASH VALUE   DEATH BENEFIT
-------------------------------------------------------------------  ----------------  -----------  -------------
1992...............................................................     $    1,143      $     773    $   100,773
1993...............................................................          3,110          2,059        102,059
1994...............................................................          4,400          2,857        102,857


    From time to time the Separate Account may advertise its performance ranking information among similar investments as compiled by Lipper Analytical Services Inc., Morningstar, Inc. and other independent organizations.



    From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.


BENEFIT AT FINAL DATE

    If the covered person is living, MetLife will pay to the Owner the cash value of the Certificate on the Final Date, reduced by any outstanding indebtedness (see "Certificate Benefits--Cash Value," page A-12). The Final Date of a Certificate is the Certificate anniversary on which the covered person is 95 or later, if so requested by the owner and permitted by law (see "Federal Tax Matters," page A-36).

OPTIONAL INCOME PLANS

    During the covered person's lifetime, the Owner may arrange for the cash surrender value to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus, page A-79. These choices are also available at the Final Date. If no election is made, MetLife will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

    When the insurance proceeds are payable in a single sum, the beneficiary may, within one year of the covered person's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

    Subject to certain requirements, one or more of the optional insurance benefits described in the Appendix to Prospectus, page A-79, may be included with a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value," page A-25). See the Appendix to Prospectus, page A-79, for a discussion of how certain riders affect the benefits and the exercise of certain rights under the Certificate.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A CERTIFICATE

    Certificates will only be offered to eligible employees, and their spouses when provided by the participating entity. Individuals wishing to purchase a Certificate must complete an enrollment form which must be received in good order by the Administrative Office before a Certificate will be issued or any investment return will commence thereunder. A Certificate will not be issued with a specified face amount less than the Minimum Specified Face Amount. Acceptance is subject to MetLife's underwriting rules. MetLife reserves the right to reject an enrollment for any reason permitted by law.

PREMIUMS

    The Owner is not required to pay any specific amount of premiums. MOREOVER THE PAYMENT OF PREMIUMS WILL NOT GUARANTEE THAT THE CERTIFICATE REMAINS IN FORCE. Instead, the duration of the Certificate while the Group Policy is in force depends upon the Certificate's cash surrender value (see "Certificate Termination and Reinstatement While the Group Policy is in Effect--Termination," page A-24).

    Premiums will be paid through payroll deduction, where provided by the participating entity. A participating entity may remit payroll deductions to MetLife as much as 30 days after the deduction is made. If there is no payroll deduction available, an Owner may elect to pay the premium quarterly or annually.

    Subject to the maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Certificate, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

    During the first Group Policy year, the portion of the first premium payment under each Certificate allocated to investment divisions of the Separate Account will be allocated to the Money Market investment division from the Investment Start Date until the Allocation Date as discussed in detail under "Allocation of Net Premiums," below. Thereafter, the portion of a premium payment allocated to the investment divisions of the Separate Account under such Certificates and any portion of premium payments allocated to the investment divisions of the Separate Account under Certificates issued after the first Group Policy year are credited to the Separate Account as of the Date of Receipt of the premium payment, together with any necessary allocation instructions in good order from the participating entity. The portion of each premium payment under each certificate allocated to the Fixed Account is credited to the Fixed Account as of the Date of Receipt.

    PREMIUM LIMITATIONS. The Certificate will terminate after a grace period commencing on a monthly anniversary when the cash surrender value is insufficient to pay the monthly deduction on that date. Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, MetLife will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Certificate from terminating.

    There may be cases where the total of all premiums paid could cause the Certificate to be classified as a modified endowment contract (see "Federal Tax Matters," page A-36). The annual statement (see "Reports," page A-41) sent to each Owner will include information regarding the modified endowment contract status of a

Certificate. In cases where a Certificate is not an irrevocable modified endowment contract, the annual statement will indicate what action the Certificate owner can take to reverse the modified endowment contract status of the Certificate.

ALLOCATION OF PREMIUMS AND CASH VALUE

    NET PREMIUMS. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges," page A-25).

    ALLOCATION OF NET PREMIUMS. In the enrollment form for a Certificate, the Owner indicates the initial allocation of net premiums among the Fixed Account and the investment divisions of the Separate Account. In some cases, the participating entity retains the right to allocate the portion of any net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity), or the Certificate becomes portable. The Certificate includes a description of the Owner's right to allocate net premiums. The minimum percentage of each premium that may be allocated to the Fixed Account or any investment division of the Separate Account is 10%. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. The Owner may change the allocation of future net premiums without charge at any time by providing MetLife with written notification at the Administrative Office. The change will be effective as of the Date of Receipt of the notice at the Administrative Office.

    A newly-issued Certificate is credited with an investment return commencing with the date the first premium for that Certificate is received, or, if later, the Date of Certificate. With one exception, the investment return that commences on this "Investment Start Date" is based on the allocation among the Fixed Account and the investment divisions of the Separate Account selected by the Owner (or, to the extent mentioned in the preceding paragraph, the participating entity). The one exception is for Certificates that are issued during the first year that the related Group Policy has been in effect. For those Certificates, the initial premium payments allocated to the investment division of the Separate Account will be allocated to and earn the investment return applicable to the Money Market investment division during the 20 day period of time from the Investment Start Date to the Allocation Date. Thereafter, the investment return is based on the investment allocation selected by the Owner or participating entity as mentioned above.

    The Certificate's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Owner bears this investment risk. Owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

    CASH VALUE TRANSFERS. Except as described below, on and after the Allocation Date the Owner may transfer cash value among the Fixed Account and investment divisions of the Separate Account. In some cases, the participating entity may retain the right to transfer the portion of any cash value attributable to net premiums it pays rather than the Owner pays among the Fixed Account and the investment divisions of the Separate Account unless and until the covered person retires, as determined by the participating entity (if the covered person is employed by the participating entity) or the Owner's Certificate becomes portable. In addition, in some cases, the maximum amount that may be transferred from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in effect for less than that period, since the Certificate date. This limit does not apply to a full surrender, to any loans taken or to any transfers made under a systematic investment strategy (see "Systematic Investment Strategies," page A-23).The Certificate includes a description of the Owner's cash value transfer rights. There is no charge for transfers.

    A transfer must be made in either dollar amounts or a percentage in whole numbers. The minimum amount that may be transferred is the lesser of $200 or the total amount in an investment division or, if the transfer is from the Fixed Account, the total amount in the Fixed Account. Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. MetLife will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Administrative Office, except in the limited circumstances described under "Other Certificate Provisions--Payment Deferment," page A-35, and "The Fixed Account--Death Benefit Transfer, Withdrawal, Surrender and Certificate Loan Rights," page A-34.

    Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to MetLife, or in another form of communication acceptable to MetLife.

    MetLife reserves the right, if permitted by state law, to allow Owners to make transfer requests by telephone. If MetLife decides to permit this transfer procedure, and an Owner elects to participate in the transfer procedure, the following will apply: the Owner will authorize MetLife to act upon the telephone instructions of any person purporting to be the Owner, assuming MetLife's procedures have been followed, to make transfers both from amounts in the Certificate's Fixed Account and in the Separate Account. MetLife will institute reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls will be recorded, and the Owner will be asked to produce the Owner's personalized data prior to MetLife initiating any transfer requests by telephone. Additionally, as with other transactions, the Owner will receive a written confirmation of any such transfer. Neither MetLife nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that MetLife or the Separate Account reasonably believe to be genuine. In the event that these transfer procedures are instituted and in the further event that an Owner who has elected to use such procedures encounters difficulty with them, such Owner should make the request to the Administrative Office.

    SYSTEMATIC INVESTMENT STRATEGIES. MetLife may permit the Owner to submit a written authorization directing MetLife to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. MetLife currently offers three such investment strategies: the "Equity Generator," the "Equalizer" and the "Allocator." Both the "Equity Generator" and the "Allocator" may be elected at any time. The "Equalizer" may be elected only on a Certificate anniversary. Only one of these systematic investment strategies may be in effect at any one time. The Owner may submit a written request directing MetLife to cancel a systematic investment strategy at any time.

    Under the "Equity Generator," Owners may have the interest earned on amounts in the Fixed Account transferred to the Stock Index investment division. Any such transfer from the Fixed Account to the Stock Index investment division will be made at the beginning of each Certificate month following the Certificate month in which the interest is earned. The transfer will only be made for a month during which at least $20.00 in interest is earned. Amounts earned during a month in which less than $20.00 in interest is earned will remain in the Fixed Account.

    Under the "Equalizer," at the beginning of each Certificate month, a transfer is made from the Stock Index investment division to the Fixed Account or from the Fixed Account to the Stock Index investment division in order to make the Fixed Account and Stock Index investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of the Stock Index investment division that is not part of this systematic investment strategy will automatically terminate the "Equalizer" election. The Owner may then reelect the "Equalizer" commencing on the next Certificate anniversary.

    Under the "Allocator," at the beginning of each Certificate month, an amount designated by the Owner is transferred from the Money Market investment division to the Fixed Account and/or any investment division(s) specified by the Owner. The Owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the Money Market investment division each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the Money Market investment division for a certain number of months; or (3) designating a total amount to be transferred from the Money Market investment division in equal monthly installments over a certain number of months. The Owner's designations must allow the "Allocator" to remain in effect for at least three months.

TERMINATION OF PARTICIPATING ENTITY PARTICIPATION IN THE GROUP POLICY

    Participation in the Group Policy will terminate if the participating entity decides to terminate its participation in the Group Policy. In addition, MetLife may also terminate the participating entity's participation in the Group Policy if during any twelve month period, the aggregate specified face amount for all Owners under the

Group Policy or the number of Certificates falls by certain amounts or below the minimum permissible levels established by MetLife. Both the participating entity and MetLife must provide ninety days' written notice to the other as well to the Owners before terminating participation in the Group Policy. Termination of participation in the Group Policy means that the participating entity will no longer remit premiums to MetLife through payroll deduction and that no new Certificates will be issued under the participating entity's group. Owners of portable Certificates as defined in the Certificate as of the Certificate monthly anniversary next following the termination of the participating entity's participation in the Group Policy and Owners who exercised the paid up Certificate provision as of a date not later than the last Certificate monthly anniversary immediately prior to notice of termination being sent to Owners will remain Owners of the Certificates.

EFFECT OF TERMINATION OF GROUP POLICY PARTICIPATION ON OWNERS

    A Termination by the participating entity or MetLife of the participating entity's participation in the Group Policy will not affect Owners whose Certificates have become portable or who have exercised their paid-up Certificate option by dates specified in the preceding paragraph. For all other Owners, the following applies: If the participating entity replaces the Group Policy with another life insurance product that accumulates cash value, Certificates will be terminated and cash surrender values of each Owner will be transferred to the other life insurance product. If the Owner does not elect to be covered under the new product or if the new product does not provide coverage for the Owner, the Certificate's cash surrender value will be transferred to the Owner. If the participating entity replaces the Group Policy with a life insurance product that does not accumulate cash value, Certificates will be terminated and Owners will receive their cash surrender value. In this case and in any other case where Owners receive their cash surrender value, Owners may purchase an annuity product from MetLife instead. If the participating entity does not replace the Group Policy with another life insurance product, then, depending on the terms of the Certificate, Owners may have the option of electing to become Owners of portable Certificates or Owners of paid-up Certificates, or Owners may have the option of electing the standard conversion rights set forth in the Certificate or receiving the cash surrender value of their Certificates. If an Owner becomes the Owner of a portable Certificate, the current cost of insurance may change but will never be higher than the guaranteed cost of insurance. If an Owner elects the standard conversion rights, insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate. The Owner will receive any cash surrender value not used to purchase such standard conversion right. In addition, a transaction charge of up to $25 may apply if the participating entity terminates its participation in the Group Policy.

CERTIFICATE TERMINATION AND REINSTATEMENT WHILE THE GROUP POLICY IS IN EFFECT

    TERMINATION. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, MetLife will notify the Owner and any assignee of record of that shortfall. The Owner will then have a grace period of the greater of 61 days, measured from the Certificate monthly anniversary, or 30 days after the date notice is mailed, to make sufficient payment. Failure to make a sufficient payment within the grace period will result in termination of the Certificate without any cash surrender value. If the covered person dies during the grace period, the insurance proceeds will still be payable, but any accrued and unpaid monthly deductions will be deducted from the proceeds.

    REINSTATEMENT. Unless the Group Policy is terminated and the Owner would not have been permitted to retain the Certificate on a portable or paid up basis (see, "Effect of Termination of Group Policy Participation on Owners" above), a terminated Certificate may be reinstated any time within 3 years (or longer where required by state law) after the end of the grace period and before the Final Date by submitting the following items to MetLife: (1) a written request for reinstatement; (2) evidence of insurability satisfactory to MetLife; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions-- Premium Expense Charges," page A-25), is large enough to cover the monthly deductions for at least the two Certificate months commencing with the effective date of reinstatement.

    Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be determined in the manner set forth in the Certificate.

    The date of reinstatement will be the date of approval of the request for reinstatement. The terms of the original Certificate, including the insurance rates provided therein, will apply to the reinstated Certificate. A reinstated Certificate is subject to a new two year period of contestability (see "Other Certificate Provisions-- Incontestability," page A-35).

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

    TAX CHARGES. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by MetLife. A charge of .35% of each premium payment is made for the purpose of recovering a portion of the federal income tax treatment of deferred acquisition costs of MetLife that is determined by the amount of premiums received in connection with the Certificate. MetLife represents that this charge is reasonable in relation to MetLife's increased federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. An additional charge is made for state premium taxes. Premium taxes vary from state to state, and may be zero in some cases. One rate will be charged for each group. The initial charge for each group will be an estimate of anticipated taxes to be incurred on behalf of each Group Policy during the first Group Policy year. For each group policy year after the first Group Policy year, the state premium tax charge will be based on anticipated taxes taking into account actual state and local premium taxes incurred on behalf of each Group Policy in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or charges in the residences of the Owners. This charge may vary from 0 to 5% of premium. MetLife will waive this charge for Internal Revenue Code section 1035 exchanges from another MetLife policy to the Certificate. MetLife does not anticipate making a profit on this charge.

MONTHLY DEDUCTION FROM CASH VALUE

    The monthly deduction from cash value includes the cost of insurance charge, the charge for optional insurance benefits added by rider (see "Certificate Benefits--Optional Insurance Benefits," page A-21), and the administration charge. The cost of insurance charge, and the administration charge are discussed separately in the paragraphs that follow. The charges that comprise the monthly deduction can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the charges applicable to each Owner.

    The monthly deduction accrues on each monthly anniversary commencing with the Date of Certificate; however, the actual deduction may be made up to 45 days after each such monthly anniversary. It will be allocated among the Fixed Account and each investment division on the Separate Account on a Pro Rata Basis. See "Payment and Allocation of Premiums--Issuance of a Certificate," page A-21, regarding when insurance coverage starts under a newly issued Certificate.

    COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, it can vary from month to month. MetLife will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the insurance amount for each Certificate month. The insurance amount for a Certificate month is (a) the death benefit at the beginning of the Certificate month, less (b) the cash value at the beginning of the Certificate month.

    The insurance amount will be affected by changes in the specified face amount of the Certificate (see "Certificate Benefits--Death Benefits," page A-11). The insurance amount and therefore the cost of insurance will be greater if the specified face is increased. If the minimum death benefit is in effect (see "Death Benefit-- Minimum Death Benefit," page A-11), then the cost of insurance will vary directly with the cash value.

    The cost of insurance charge will be deducted as part of a monthly combined charge consisting of the cost of insurance charge and a component of the charge for administration (see "Administration Charge," page A-26).

    COST OF INSURANCE RATE. Cost of insurance rates are based on the age and rate class of the covered person and group mortality characteristics and the particular characteristics (such as the rate class structure and portability features) under the Group Policy that are agreed to by MetLife and the participating entity. The actual monthly cost of insurance rates will be based on MetLife's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the maximum rates that could be charged based on the 1980 CSO Table. The maximum guaranteed rates are higher than the 1980 CSO Table because MetLife uses simplified underwriting and guaranteed issue procedures whereby the covered person may not be required to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to underwriting criteria. The current cost of insurance rates for most groups are lower than 100% of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all persons of the same insuring age, rate class and group. MetLife reviews its cost of insurance rates annually and adjusts the rates from time to time based on several factors including the number of Certificates in force for each group, the number of Certificates in the group surrendered or becoming portable during the period and the actual experience of the group.

    RATE CLASS. The rate class of a covered person affects the cost of insurance rate. MetLife and the participating entity will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other nondiscriminatory classes agreed to by the participating entity. Where smoker and non-smoker divisions are provided, a covered person who is in the nonsmoker division of a rate class will have a lower cost of insurance than a covered person in the smoker division of the same rate class, even if each covered person has an identical Certificate.

    ADMINISTRATION CHARGE. The administration charge is a charge which may be up to $3.00 per Certificate per month as specified in the Certificate. The Certificate will describe the administration charge applicable to each Owner.

    This charge will be used to compensate MetLife for expenses incurred in the administration of the Certificate as a group variable universal life certificate. These expenses include the cost of processing enrollments, determining insurability, and establishing and maintaining Certificate records. Differences in the administration charge rates applicable to different Group Policies will be determined by MetLife based on expected differences in the administrative costs under the Certificates or in the amount of revenues that MetLife expects to derive from the charge. Such differences may result, for example, from features under each Group Policy that are agreed to by MetLife and the participating entity; the extent to which certain administrative functions in connection with the Group Policy are to be performed by MetLife or by the participating entity; and the expected average Certificate size. No profit is expected to be derived from the aggregate of the administration charge.

CHARGES AGAINST THE SEPARATE ACCOUNT

    CHARGE FOR MORTALITY AND EXPENSE RISKS. A daily charge is made against the Separate Account for mortality and expense risks assumed by MetLife. The amount of the charge is equivalent to an effective annual rate of at least .45% and is guaranteed not to exceed an effective annual rate of .90%. of the average daily value of the assets in the Separate Account which are attributable to the Policies. MetLife reserves the right, if permitted by applicable law, to change the structure of mortality and expense risk charge so that it is charged on a monthly basis as a percentage of cash value attributable to the separate account or so that it is charged as a component of the monthly combined charge.

    The mortality risk assumed is that covered persons may live for a shorter period of time than estimated and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will be greater than estimated. MetLife will realize a gain if the charges prove ultimately to be more than sufficient to cover the actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on MetLife. If its estimates of future mortality and expense experience are accurate, MetLife anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, MetLife could incur a loss.

    Differences in the mortality and expense risk charge rates applicable to different Group Policies will be determined by MetLife based on differences in the levels of mortality and expense risks under those Policies. Differences in mortality and expense risk arise principally from the fact that (a) the factors discussed above under "Monthly Deduction From Cash Value" on page A-25 on which the cost of insurance and administration charges are based are more uncertain in some cases than in others and (b) MetLife's ability to recover any unexpected mortality and administrative expense costs from the cost of insurance and administration charges will also vary from case to case depending on the maximum rates for such charges agreed upon by MetLife and the participating entity. MetLife will determine cost of insurance, administration, and mortality and expense risk charge rates pursuant to its established actuarial procedures, and in doing so MetLife will not discriminate unreasonably or unfairly against Owners of Certificates under any Group Policy.

    CHARGE FOR INCOME TAXES. Currently, no charge is made against the Separate Account for income taxes. However, MetLife may decide to make such a charge in the future (see "Federal Tax Matters," page A-36).

GUARANTEE OF CERTAIN CHARGES

    MetLife guarantees, and may not increase the rates specified in the Certificate for the following charges: the charge for the estimated cost of Federal income tax treatment of deferred acquisition costs, apart from any change in the law; the maximum cost of insurance charge; the maximum administration charge; and the maximum charge for mortality and expense risks with respect to the Certificates.

OTHER CHARGES

    FUND INVESTMENT MANAGEMENT FEE AND EXPENSES. Shares of the Fund are purchased for the Separate Account at their net asset value, which reflects Fund fees and expenses as described more fully under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?", page A-5 and in the attached prospectus for the Fund.

    The Certificates do not impose any charges for sales expenses. Such expenses will be paid from other sources, including any excess accumulated charges for mortality and expense risks under the Certificates, any other gains attributable to operations with respect to the Certificates and MetLife's general assets and surplus.

      ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUES AND ACCUMULATED PREMIUMS


    The tables on pages A-29 and A-30 illustrate the way in which a Certificate's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of monthly premiums (see "Premiums--Premium Limitations," page A-21), for a specified face amount of $100,000 for an individual who is age 40. The illustrations assume no Certificate loans have been made; therefore cash surrender values for the guaranteed illustrations would be $25 less than the cash values shown due to the deduction of a surrender transaction charge, and cash surrender values for the current illustrations would be equal to the cash values shown because it is assumed that no surrender transaction charge is deducted.


    The guaranteed illustrations assume: (1) that the covered person is in a rate class that has maximum guaranteed cost of insurance charges equal to 100% of the maximum rates that could be charged based on the 1980 CSO Table; (2) a $3.00 per Certificate per month administration charge; (3) a .35% DAC tax charge
(4) a 2.5% premium tax rate; (5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) a surrender transaction charge of $25.

    The current illustrations assume: (1) that the covered person is in a rate class that does not distinguish between smoker and nonsmoker and has current standardized cost of insurance charges equal to Table 1 under Section 79 of the Internal Revenue Code. Comparable illustrations for a covered person in MetLife's standard smoker underwriting risk classification or in a substandard risk classification would show lower cash values and, therefore, a lower death benefit. Conversely, comparable illustrations for a covered person in MetLife's standard nonsmoker underwriting risk classification would show higher cash values and cash surrender values and, therefore, a higher death benefit; (2) a $1.50 per Certificate per month administration charge; (3) a .35% DAC tax charge; (4) a 2.5% premium tax rate;
(5) a daily charge against the Separate Account for mortality and expense risks equivalent to an effective annual rate of .45% of the average daily value of the assets in the Separate Account attributable to the Certificates; and (6) no surrender transaction charge.

    The amounts shown for the death benefits and cash values also take into account the daily charge to the Fund for investment management services equivalent to an annual rate of .392857% of the average daily value of the aggregate net assets of the Fund (an average of the rates for the seven available portfolios of the Fund) and .124286% for direct fund expenses. Taking account of the charges for investment management services, other Fund expenses and the current charge for mortality and expense risks, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -.96%, 4.98% and 10.92%, respectively. With the guaranteed charges, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.41%, 4.50% and 10.42%, respectively.
    Columns on page A-29 are based on the guaranteed maximum charge rates under a hypothetical representative standard Group Policy; columns on page A-30 are based on the current charge rates that would be representative of such a Group Policy (see "Monthly Deduction From Cash Value--Cost of Insurance Rate," page A-25). The actual maximum current charge rates can be expected to vary from one Group Policy to another.

    The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

    Upon request, MetLife will furnish an illustration reflecting the proposed covered person's age, Certificate charges, the specified face amount or premium amount requested, frequency of premium payments, and any available rider requested.

              GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000
                               GUARANTEED CHARGES

                                                 TOTAL CASH VALUE(2)         TOTAL DEATH BENEFIT(2)
                                 PREMIUMS       ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                                ACCUMULATED    GROSS ANNUAL INVESTMENT       GROSS ANNUAL INVESTMENT
            END OF                 AT 5%          RATES OF RETURN OF           RATES OF RETURN OF
         CERTIFICATE             INTEREST     --------------------------  -----------------------------
             YEAR                PER YEAR       0%        6%       12%       0%         6%        12%
------------------------------  -----------   -------   -------  -------  ---------   -------   -------
 1............................   $  1,232     $ 809     $ 835    $   860  $100,809    $100,835  $100,860
 2............................      2,526     1,579     1,679      1,781  101,579     101,679   101,781
 3............................      3,885     2,310     2,532      2,768  102,310     102,532   102,768
 4............................      5,311     2,998     3,390      3,823  102,998     103,390   103,823
 5............................      6,809     3,643     4,252      4,953  103,643     104,252   104,953

 6............................      8,382     4,244     5,117      6,162  104,244     105,117   106,162
 7............................     10,033     4,797     5,980      7,456  104,797     105,980   107,456
 8............................     11,767     5,301     6,840      8,842  105,301     106,840   108,842
 9............................     13,588     5,755     7,693     10,326  105,755     107,693   110,326
 10...........................     15,499     6,154     8,535     11,912  106,154     108,535   111,912

 15...........................     26,590     7,109     12,288    21,518  107,109     112,288   121,518

 20...........................     40,746     5,730     14,352    34,281  105,730     114,352   134,281

 25...........................     58,812       955     12,920    50,637  100,955     112,920   150,637

 30...........................     81,870         0(3)  4,639     70,018        0(3)  104,639   170,018

------------------------------
(1) Assumes monthly payments $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.

(3) Zero value in cash value, cash surrender value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums -- Termination," on page A-24 for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVEST-MENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE(1)
                                  ISSUE AGE 40
                        SPECIFIED FACE AMOUNT: $100,000
                                CURRENT CHARGES

                                                    TOTAL CASH VALUE(2)        TOTAL DEATH BENEFIT(2)
                                    PREMIUMS       ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                                   ACCUMULATED    GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT
             END OF                   AT 5%          RATES OF RETURN OF          RATES OF RETURN OF
           CERTIFICATE              INTEREST     --------------------------  --------------------------
              YEAR                  PER YEAR       0%        6%       12%      0%        6%       12%
---------------------------------  -----------   -------   -------  -------  -------   -------  -------
 1...............................   $  1,232     $   939   $   969  $   999  $100,939  $100,969 $100,999
 2...............................      2,526       1,869     1,986    2,107  101,869   101,986  102,107
 3...............................      3,885       2,789     3,054    3,335  102,789   103,054  103,335
 4...............................      5,311       3,701     4,175    4,698  103,701   104,175  104,698
 5...............................      6,809       4,605     5,352    6,210  104,605   105,352  106,210

 6...............................      8,382       5,356     6,440    7,734  105,356   106,440  107,734
 7...............................     10,033       6,100     7,582    9,425  106,100   107,582  109,425
 8...............................     11,767       6,836     8,780   11,301  106,836   108,780  111,301
 9...............................     13,588       7,566    10,038   13,381  107,566   110,038  113,381
 10..............................     15,499       8,289    11,359   15,689  108,289   111,359  115,689

 15..............................     26,590      10,686    17,724   30,103  110,686   117,724  130,103

 20..............................     40,746      11,390    24,002   52,172  111,390   124,002  152,172

 25..............................     58,812       9,601    29,148   85,908  109,601   129,148  185,908

 30..............................     81,870       2,452    29,379  135,207  102,452   129,379  235,207

------------------------------
(1) Assumes monthly payments of $100 paid at the beginning of each Certificate month. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Certificate to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METLIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               CERTIFICATE RIGHTS

LOAN PRIVILEGES

    CERTIFICATE LOAN. At any time, the Owner may borrow money from MetLife using the Certificate as the only security for the loan. Certificates under some Group Policies may be subject to a transaction charge of up to $25 for each loan. The smallest amount the Owner can borrow at any one time is $200. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 75% (or higher where required by state law) of the cash surrender value. For situations where a Certificate loan may be treated as a taxable distribution, see "Federal Tax Matters," page A-36.

    ALLOCATION  OF CERTIFICATE LOAN.   MetLife will  allocate a Certificate loan
among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

    INTEREST. Interest charges can vary depending upon the Group Policy under which an Owner's Certificate is issued. The Certificate describes the interest charges applicable to each Owner. The interest charged on a Certificate loan accrues daily. The interest rate may be up to 8% per year. The Certificate specifies the current interest rate applicable to each Owner. Interest payments are due at the beginning of each Certificate year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Loan Account.

    For individuals, interest paid to MetLife in connection with Certificate loans used for consumer purposes is not deductible. In the case of life insurance policies owned by a business taxpayer covering the life of an individual who is an officer or employee, or is financially interested in the taxpayer's trade or business, the interest paid on the Certificate loan is not deductible to the extent that the aggregate indebtedness, under all the certificates and policies covering such person, exceeds $50,000. Counsel and other competent advisors should be consulted with respect to the deductibility of loan interest by businesses for income tax purposes. See "Federal Tax Matters," page A-36.

    EFFECT OF A CERTIFICATE LOAN. As of the Date of Receipt of the loan request, cash value equal to the portion of the Certificate loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to the Certificate Loan Account, reducing the Certificate's cash value in the accounts from which the transfer was made. The transfer will be allocated among the Fixed Account and investment divisions of the Separate Account on a Pro Rata Basis (see "Charges and Deductions--Monthly Deduction from Cash Value," page A-25).

    Cash value in the Loan Account equal to indebtedness will be credited with interest at a rate equal to the rate of loan interest charged less a percentage charge, determined by MetLife. This charge may be up to 2%. Thus, the interest rate credited may be up to 8%. The Certificate indicates the current charge applicable to each Owner and the current interest rate credited to the amounts in the Loan Account. The minimum rate credited to the Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

    The Certificate's cash value in the Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

    INDEBTEDNESS. Indebtedness equals the outstanding Certificate loan and loan interest. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, MetLife will notify the Owner and any assignee of record. If a sufficient payment is not made to MetLife within the greater of 61 days, measured from the such monthly anniversary, or 30 days after the date notice of the start of the grace period is mailed, the Certificate will terminate without value. The Certificate may, however, later be reinstated, subject to certain conditions (see "Certificate Termination and Reinstatement While the Group Policy is in Effect," page A-24).

    REPAYMENT OF INDEBTEDNESS. Indebtedness may be repaid any time before the Final Date while the covered person is living. If not repaid, MetLife will deduct indebtedness from any amount payable under the Certificate. As of the Date of Receipt of the repayment, the Certificate's cash value in the Certificate Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment. The owner should designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

    Subject to the limitations set forth below, at any time before the earlier of the death of the covered person and the Final Date, the Owner may make a partial withdrawal or totally surrender the Certificate by sending a written request to Administrative Office. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. Certificates under some Group Policies may be subject to a transaction charge of up to $25 (or, if less, 2% of the amount withdrawn) for each surrender, withdrawal or partial withdrawal. This charge would be used to defray MetLife's costs on effecting the transaction and it would not be designed to yield any profit to MetLife. No transaction charge will apply to the termination of a Certificate due to the termination of the Group Policy by either the participating entity or MetLife. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters," page A-36.

    SURRENDERS. The Owner may surrender the Certificate for its cash surrender value. If the Certificate is being surrendered, MetLife may require that the Certificate itself be returned along with the request. An Owner may elect to have the proceeds paid in a single sum. If the covered person dies after the surrender of the Certificate and payment to the Owner of the cash surrender value but before the end of the Certificate month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Certificate's death benefit and cash value, both computed as of the surrender date.

    PARTIAL WITHDRAWALS. The Owner may make a partial withdrawal from the Certificate's cash surrender value. The minimum partial withdrawal is $200. The amount withdrawn will be deducted from the Certificate's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis. The death benefit will be reduced by the amount withdrawn.

    In some cases, the maximum amount that may be withdrawn through a partial withdrawal from the Fixed Account in any Certificate year is the greater of $200 or 25% of the largest amount in the Fixed Account over the last four Certificate years, or, if the Certificate has been in force less than such period, since the Certificate date. The Certificate includes a description of the Owner's rights to make partial withdrawals.

EXCHANGE PRIVILEGE

    During the first 24 Certificate months following the issuance of the Certificate, the Owner may exercise the Certificate exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Certificate for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers," on page A-22. Similarly, during the first 24 months following an increase in the specified face amount requested by the Owner, the Owner may request a one time charge-free transfer of the Separate Account cash value attributable to the increase to the Fixed Account, including a transfer in the amount of any premium payments that have been deemed attributable to the increase.

    In those states which require it, the Owner may also, during the first 24 Certificate months following the issuance of the Certificate, without charge, on one occasion exchange any Certificate still in force for a flexible premium fixed benefit life insurance policy issued by MetLife. Upon such exchange, the Certificate's cash value will be transferred to the general account of MetLife.

                               THE FIXED ACCOUNT

    An Owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of MetLife. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the general account has been registered as an investment company under the 1940 Act. Accordingly, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and MetLife has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

    This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Group Policy and Certificates involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Certificate.

    Subject to applicable law, MetLife has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the general account, are chargeable with liabilities arising out of any other business of MetLife.

    The allocation or transfer of funds to the Fixed Account does not entitle an Owner to share in the investment experience of the general account. Instead, MetLife guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the general account. MetLife is not obligated to credit interest at any higher rate, although MetLife may do so, in its sole discretion.

FIXED ACCOUNT CASH VALUE

    Net premiums allocated to the Fixed Account are credited to the Certificate. The Certificate's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Certificate indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Certificate. ANY INTEREST METLIFE CREDITS ON THE CERTIFICATE'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METLIFE. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

    MetLife will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, MetLife will not change the rate of excess interest for a period of twelve months from the date declared. MetLife may also establish multiple bands of excess interest. This means that different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

    The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Certificate's cash value in the Fixed Account. The portion of the monthly deduction that is deducted from the Fixed Account will be charged against the most recent premiums paid and interest credited thereto.

DEATH BENEFIT, TRANSFER, WITHDRAWAL, SURRENDER, AND CERTIFICATE LOAN RIGHTS

    Amounts in the Fixed Account are generally subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Certificate loans (see "Certificate Benefits--Death Benefit," "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," "Surrender and Withdrawal Privileges," pages A-11, A-22, A-31 and A-32). However, transfers from the Fixed Account may be subject to additional limitations as described under "Allocation of Premiums and Cash Value" page A-22.

    MetLife reserves the right to delay transfers, withdrawals, surrenders and the payment of the Certificate loans allocated to the Fixed Account for up to six months (see "Other Certificate Provisions--Payment and Deferment," page A-35). Payments to pay premiums on another policy with MetLife will not be delayed.

                           RIGHTS RESERVED BY METLIFE

    MetLife reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appropriate in carrying out the purposes of the Certificates. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, MetLife will obtain Owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes MetLife may make include:

    - To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

    - To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

    - To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

    - To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

    - To change the way MetLife assesses charges, but without increasing the aggregate amount charged to the Fixed Account or the Separate Account in connection with the Certificates.

    - To make any other necessary technical changes in the Certificate in order to conform with any action the above provisions permit MetLife to take.

    If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Certificate are allocated, MetLife will notify the Owner of such change, and the Owner may then make a new choice of investment divisions or the Fixed Account without charge.

                          OTHER CERTIFICATE PROVISIONS

    OWNER. The Owner of a Certificate is the covered person unless another owner has been named in the enrollment form for the Certificate. Unless otherwise reserved by the participating entity, the Owner is entitled to exercise all rights under a Certificate while the covered person is alive, including the right to name a new owner or a contingent owner who would become the owner if the Owner should die before the covered person dies.

    BENEFICIARY. The beneficiary is the person or persons to whom the insurance proceeds are payable upon the covered person's death. The Owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries die while the covered person is alive. If no beneficiary or contingent beneficiary is alive when the covered person dies, the Owner (or the Owner's estate) will be the beneficiary. While the covered person is alive, the Owner may change any beneficiary or contingent beneficiary.

    If more than one beneficiary is alive when the covered person dies, they will be paid in equal shares, unless the Owner has chosen otherwise.

    INCONTESTABILITY. MetLife will not contest the validity of a Certificate after it has been in force during the covered person's lifetime for two years from the Date of Certificate (or date of reinstatement if a terminated Certificate is reinstated) except with respect to certain optional insurance benefits that may be added subsequent to the Date of Certificate. MetLife will not contest the validity of any increase requested by an Owner in the death benefit after such increase has been in force during the covered person's lifetime for two years from its effective date.

    SUICIDE. The insurance proceeds will not be paid if the covered person commits suicide, while sane or insane, within two years (or less if required by state law) from the Date of Certificate. Instead, MetLife will pay the beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Certificate loan and less any partial cash withdrawal. If the covered person commits suicide, while sane or insane, more than two years after the Date of Certificate but within two years (or less if required by state law) from the effective date of any increase in the death benefit, MetLife's liability with respect to such increase will be limited to the cost thereof.

    MISSTATEMENT  OF  AGE.    If  the covered  person's  age  as  stated  in the
enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct age.

    COLLATERAL ASSIGNMENT. The Owner may assign a Certificate as collateral. All rights under the Certificate will be transferred to the extent of the assignee's interest. MetLife is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Administrative Office. MetLife is not responsible for the validity of any assignment or release thereof.

    PAYMENT AND DEFERMENT. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. MetLife will pay interest on the amount of death benefit at a rate which is currently 6% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

    However, MetLife may defer the determination, application or payment of any such amount or any transfer of cash value in the Separate Account for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closing), for any period during which any emergency exists as a result of which it is not reasonably practicable for MetLife to determine the investment experience for a Certificate or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. MetLife will not defer a loan used to pay premiums on other policies or certificates issued by it.

    As with traditional life insurance, MetLife can delay payment of the entire insurance proceeds or other Certificate benefits if entitlement to payment is being questioned or is uncertain.

    DIVIDENDS. The Group Policies and Certificates are participating. However, in view of the manner in which MetLife has determined the premium rates and charges, it is not anticipated that the Group Policies and Certificates will be entitled to any dividend.

    The   description  throughout  this  Prospectus   of  the  features  of  the
Certificates is subject to the specific terms of the Certificates.

        SALES AND ADMINISTRATION OF THE GROUP POLICIES AND CERTIFICATES

    MetLife performs the sales and administrative services relating to the Group Policies and Certificates. The office of MetLife which administers the Group
Policies and Certificates is located in Aurora, Illinois. Each participating entity and Owner will be notified which office will be the Administrative Office for servicing the Certificates. MetLife may name different Administrative Offices for different transactions.

    MetLife acts as the principal underwriter (distributor) of the Group Policies and Certificates as defined in the 1940 Act (see "Distribution of the Group Policies and Certificates," page A-36). In addition to selling insurance and annuities, MetLife also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life

Insurance Company, a wholly-owned subsidiary of MetLife, and Metropolitan Life Separate Account E of MetLife, each of which is registered as a unit investment trust under the 1940 Act. Finally, MetLife acts as principal underwriter for other forms of variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

    BONDING. The directors, officers and employees of MetLife are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

              DISTRIBUTION OF THE GROUP POLICIES AND CERTIFICATES

    The Group Policies and Certificates will be sold by individuals who are licensed life insurance sales representatives and registered representatives of MetLife, the principal underwriter of the Certificates. MetLife is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No commissions are paid to MetLife's registered representatives for distribution of the Group Policies or Certificates, although MetLife representatives may earn certain incentive award credits.

    Group Policies and Certificates may also be sold through other registered broker-dealers who have entered into selling agreements with MetLife. Commissions or fees which are payable to a broker-dealer or third party administrator ("TPA") are set forth in MetLife's schedules of group insurance commission rates. Payments or commissions to broker-dealers or TPAs normally consist of two elements. The first element is based on the lowest premium sufficient to keep the Certificate in force. Under this element, a commission is payable to a maximum of 15% of premium, as described above, and is based upon the services provided by the broker-dealer or TPA. The second element is a per Certificate payment, based upon total number of Certificates issued under the Group Policy. Maximum first year payments and renewal payments per Certificate are specified in MetLife's schedules of group insurance commission rates. In no event will commissions exceed the maximum percentage of gross premium commission payable under New York State law, for all Certificates.

    All payments and commissions are paid by MetLife. They do not result in any charges against the Group Policy or Certificates in addition to those set forth under "Charges and Deductions", page A-25. Since the Group Policies and Certificates will first be offered for sale pursuant to this prospectus, no compensation has yet been paid.

                              FEDERAL TAX MATTERS

    The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of MetLife are currently in effect.

    The Certificate receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under the Certificate is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Owner is not deemed to be in constructive receipt of the cash values under the Certificate until actual withdrawal or surrender.

    Under existing tax law, an Owner generally will be taxed on cash value withdrawn from the Certificate and cash value received upon surrender of the Certificate. Under most circumstances, unless a Certificate is a modified endowment contract as discussed below, and unless the distribution occurs during the first 15 Certificate years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Certificate that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Certificate years, cash distributions from a Certificate, made as a result of a Certificate change that reduces the death benefit or other benefits under a Certificate, will be taxable to the Owner, under a complex formula, to the extent that cash value exceeds premiums paid (less previous non-taxable withdrawals).

    Section 817(h) of code and the Treasury Regulations thereunder set diversification rules for the investments underlying the Group Policies, in order for the Group Policies to be treated as life insurance. MetLife believes that these diversification standards will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Owners of all positive investment experience credited to a Certificate for the period of non-compliance and until such time as a settlement of the matter is reached with the Internal Revenue Service.

    There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Owner control over allocation of cash value may cause Owners to be treated as the owners of Separate Account assets for tax purposes. MetLife reserves the right to amend the Group Policies in any way necessary to avoid any such result.

    MetLife also believes that loans received under the Certificate will be treated as indebtedness of an Owner for federal tax purposes, and, unless the Certificate is or becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Certificate will constitute income to the Owner. However, any remaining outstanding loan at the time the Certificate is totally surrendered, exchanged, terminated or on the Final Date may be subject to tax depending of the amount of gain in the Certificate.

    In the case of a modified endowment contract, amounts received before death including Certificate loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same Owner during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2 under a modified endowment contract.

    In general, a modified endowment contract is a life insurance contract entered into or, generally, materially changed after June 20, 1988 that fails to meet a "7-pay test". Each Certificate is tested separately for purposes of the 7-pay test. Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 Certificate years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A Certificate may have to be reviewed under the 7-pay test even after the first seven Certificate years in the case of certain events such as a material modification of the Certificate as discussed below. If there is a reduction in benefits under the Certificate during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level. Any distribution made within two years before a Certificate fails the 7-pay test is treated as made in anticipation of such failure.

    Whether   or  not   a  particular   Certificate  meets   these  definitional
requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefit, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. Generally, a life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

    A Certificate should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Certificate to determine to what extent, if any, these tax rules apply. A material modification to a Certificate includes, but is not limited to, any requested increase in the future benefits provided under the Certificate. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Certificate years will not be considered material modifications. The annual statement sent to each Owner will include information regarding the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations," page A-21).

    Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making premium payments, increasing or decreasing the total face insurance amount, or adding or removing a rider.

    Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

    The death benefit payable under the Certificate is includable in the covered person's gross estate for federal estate tax purposes if the death benefit is paid to the covered person's estate or if the death benefit is paid to a beneficiary other than the estate and the covered person either possessed incidents of ownership in the Certificate at the time of death or transferred incidents of ownership in the Certificate to another person within three years of death.

    Whether or not any federal estate tax is payable with respect to the death benefit of the Certificate which is included in the covered person's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

    If the Owner of the Certificate is not the covered person, and the Owner dies before the covered person, the value of the Certificate, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

    State and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each covered person, Owner or beneficiary.

    The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

                                   MANAGEMENT

    The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS


                                                PRINCIPAL OCCUPATION &                      POSITIONS AND OFFICES
              NAME                                 BUSINESS ADDRESS                              WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
Theodossios Athanassiades.......  Vice-Chairman of the Board,                         Vice-Chairman of the Board and
                                  Metropolitan Life Insurance Company,                  Director
                                  One Madison Avenue,
                                  New York, NY 10010.
Curtis H. Barnette..............  Chairman and Chief Executive Officer                Director
                                  Bethlehem Steel Corp.,
                                  1170 Eighth Avenue,
                                  Martin Tower 2118,
                                  Bethlehem, PA 18016-7699.
Joan Ganz Cooney................  Chairman, Executive Committee,                      Director
                                  Children's Television Workshop,
                                  One Lincoln Plaza,
                                  New York, NY 10023
John J. Creedon.................  Retired President                                   Director
                                  and Chief Executive Officer,
                                  Metropolitan Life Insurance Company,
                                  200 Park Avenue, Suite 5700
                                  New York, NY 10166
A. Luis Ferre...................  President and Publisher,                            Director
                                  El Nuevo Dia,
                                  P.O. Box 297,
                                  San Juan, PR 00902

                                                PRINCIPAL OCCUPATION &                      POSITIONS AND OFFICES
              NAME                                 BUSINESS ADDRESS                              WITH METLIFE
--------------------------------  --------------------------------------------------  ----------------------------------
James R. Houghton...............  Chairman of the Board and                           Director
                                  Chief Executive Officer,
                                  Corning Incorporated,
                                  HQE 2-08
                                  Corning, NY 14831.
Harry P. Kamen..................  Chairman of the Board, President and                Chairman of the Board, President,
                                  Chief Executive Officer,                              Chief Executive Officer and
                                  Metropolitan Life Insurance Company,                  Director
                                  One Madison Avenue,
                                  New York, NY 10010.
Helene L. Kaplan................  Of Counsel, Skadden, Arps, Slate,                   Director
                                  Meagher & Flom,
                                  919 Third Avenue,
                                  New York, NY 10022.
Richard J. Mahoney..............  Chairman of the Executive Committee,                Director
                                  Monsanto Company - Mail Code D1V
                                  800 N. Lindbergh Blvd.,
                                  St. Louis, MO 63167.
Allen E. Murray.................  Retired Chairman of the Board                       Director
                                  and Chief Executive Officer,
                                  Mobil Corporation,
                                  P.O. Box 2072
                                  New York, NY 10163.
John J. Phelan, Jr..............  Retired Chairman and Chief Executive                Director
                                  Officer, New York Stock Exchange, Inc.,
                                  P.O. Box 312,
                                  Mill Neck, NY 11765
John B. M. Place................  Former Chairman of the Board,                       Director
                                  Crocker National Corporation,
                                  111 Sutter Street, 4th Fl.,
                                  San Francisco, CA 94104.
Hugh B. Price...................  President and Chief Executive Officer,              Director
                                  National Urban League, Inc.,
                                  500 East 62nd Street
                                  New York, NY 10021
Robert G. Schwartz..............  Retired Chairman of the Board,                      Director
                                  President and Chief Executive Officer,
                                  Metropolitan Life Insurance Company,
                                  200 Park Avenue, Suite 5700
                                  New York, NY 10166.
Ruth J. Simmons.................  President                                           Director
                                  College Hall 20
                                  Smith College
                                  North Hampton, MA 01063
William S. Sneath...............  Retired Chairman of the Board,                      Director
                                  Union Carbide Corporation,
                                  41 Leeward Lane,
                                  Riverside, CT 06878.
John R. Stafford................  Chairman of the Board, President                    Director
                                  and Chief Executive Officer,
                                  American Home Products Corporation,
                                  Five Giralda Farms
                                  Madison, NJ 07940.

OFFICERS*


               NAME OF OFFICER                                          POSITION WITH METLIFE
---------------------------------------------  ------------------------------------------------------------------------
Harry P. Kamen...............................  Chairman of the Board and Chief Executive Officer
Theodossios Athanassiades....................  President and Chief Operating Officer
Gerald Clark.................................  Senior Executive Vice-President and Chief Investment Officer
Stewart G. Nagler............................  Senior Executive Vice-President and Chief Financial Officer
Gary A. Beller...............................  Executive Vice-President and Chief Legal Officer
Robert H. Benmosche..........................  Executive Vice President
Anthony C. Cannatella........................  Executive Vice-President
Robert J. Crimmins...........................  Executive Vice-President
C. Robert Henrikson..........................  Executive Vice-President
John D. Moynahan, Jr.........................  Executive Vice-President
Catherine A. Rein............................  Executive Vice-President
John H.Tweedie...............................  Executive Vice-President
Richard M. Blackwell.........................  Senior Vice-President and General Counsel
Alexander D. Brunini.........................  Senior Vice-President
Paul R. Crotty...............................  Senior Vice-President
James B. Digney..............................  Senior Vice-President
William T. Friedewald........................  Senior Vice-President and Chief Medical Director
Frederick P. Hauser..........................  Senior Vice-President & Controller
Anne E. Hayden...............................  Senior Vice-President
Jeffrey J. Hodgman...........................  Senior Vice-President
Leland C. Launer, Jr.........................  Senior Vice-President
Terence I. Lennon............................  Senior Vice-President
David A. Levene..............................  Senior Vice-President and Chief Actuary
James L. Lipscomb............................  Senior Vice-President
James M. Logan...............................  Senior Vice-President
Francis P. Lynch.............................  Senior Vice-President
Thomas F. McDermott..........................  Senior Vice-President
John C. Morrison.............................  Senior Vice-President
Dominick A. Prezzano.........................  Senior Vice-President
Leo T. Rasmussen.............................  Senior Vice-President
Vincent P. Reusing...........................  Senior Vice-President
Robert E. Sollmann...........................  Senior Vice-President
Thomas L. Stapleton..........................  Senior Vice-President & Tax Director
Arthur G. Typermass..........................  Senior Vice-President & Treasurer
James A. Valentino...........................  Senior Vice-President
Judy E. Weiss................................  Senior Vice-President
Stephen E. White.............................  Senior Vice-President
Richard F. Wiseman...........................  Senior Vice-President
Harvey M. Young..............................  Senior Vice-President
Christine N. Markussen.......................  Vice-President and Secretary


------------------------
* The principal occupation of each officer, except for Gary A. Beller, Robert H. Benmosche and Terence I. Lennon during the last five years has been as an officer of MetLife. The business address of each officer is 1 Madison Avenue, New York, New York 10010. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an Officer of Metropolitan Life since September, 1995; prior thereto, he was an executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

    In accordance with its view of present applicable law, MetLife will vote the shares of each of the portfolios of the Fund which are deemed attributable to Certificates at regular and special meetings of the shareholders of the Fund based on instructions received from persons having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result MetLife determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

    Accordingly, the Owner will have a voting interest under a Certificate. The number of shares held in each Separate Account investment division deemed attributable to each Owner is determined by dividing a Certificate's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which an Owner has the right to give instructions will be determined as of the record date for the meeting.

    Fund shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies (including the Certificates) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the general account or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if MetLife or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules there-under.

    The Owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

    Each Owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to MetLife.

    Current interpretations and rules under the 1940 Act permit Fund shares to be voted in a manner contrary to Owner voting instructions under certain circumstances. In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Owners.

                                    REPORTS

    Owners will receive promptly statements of significant transactions such as change in specified face amount, transfers among investment divisions, partial withdrawals, increases in loan principal by the Owner, loan repayments, termination for any reason, reinstatement and premium payments. Owners whose premiums are automatically remitted under payroll deduction plans do not receive confirmation of premium payments from MetLife apart from that provided by their bank or employer. A statement will be sent at least annually to the Owner within thirty days after the period covered summarizing all of the above transactions and deductions of charges occurring during that Certificate year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. Any statement will also discuss the modified endowment contract status of a Certificate (see "Premiums--Premium Limitations," page A-21). In addition, an Owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                                STATE REGULATION

    MetLife is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Group Policy and form of Certificate has been filed with, and approved by, insurance officials in each jurisdiction where the Group Policy and Certificates are sold. MetLife intends to satisfy the necessary requirements to distribute the Certificates in all fifty states and the District of Columbia as soon as possible.

    MetLife is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                             REGISTRATION STATEMENT

    A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, MetLife and the Certificates. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

    The legality of the Group Policies and Certificates described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised MetLife on certain matters relating to the federal securities laws.

                                    EXPERTS

    The financial statements of Metropolitan Life Separate Account UL as of December 31, 1994 and for the two years then ended and the financial statements of Metropolitan Life Insurance Company as of December 31, 1994 and 1993 and for the three years ended December 31, 1994 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

    Actuarial  matters included in this Prospectus  have been examined by Steven
J. Abramson, FSA, MAAA, Vice-President and Actuary of MetLife, as stated in his opinion filed as an exhibit to the registration statement.

                              FINANCIAL STATEMENTS

    The financial statements of MetLife included in this Prospectus should be considered only as bearing upon the ability of MetLife to meet its obligations under the Group Policies and Certificates.

    The most current financial statements of MetLife are those as of the end of the most recent fiscal year. MetLife does not prepare financial statements for publication more often than annually and believes that any incremental benefit to prospective Policy owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, MetLife represents that there have been no adverse changes in its financial condition or operations between the end of the most current fiscal year and the date of this Prospectus.

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company:

We have audited the accompanying balance sheets of Metropolitan Life Insurance Company (the Company) as of December 31, 1994 and 1993 and the related statements of operations and surplus and of cash flow for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1994 and 1993 and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1994 in conformity with accounting practices prescribed or permitted by insurance regulatory authorities and generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 10, 1995

                      METROPOLITAN LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                           DECEMBER 31, 1994 AND 1993

                                                                                        NOTES       1994         1993
                                                                                      ---------  -----------  -----------
                                                                                                 (IN MILLIONS)
ASSETS
Bonds...............................................................................       4,11  $    65,592  $    62,954
Stocks..............................................................................     2,4,11        3,672        3,191
Mortgage loans......................................................................     2,4,11       14,524       15,460
Real estate.........................................................................                  10,417       10,666
Policy loans........................................................................         11        3,964        3,628
Cash and short-term investments.....................................................         11        2,334        1,372
Other invested assets...............................................................          2        2,262        2,504
Premiums deferred and uncollected...................................................                   1,250        1,348
Investment income due and accrued...................................................                   1,440        1,397
Separate Account assets.............................................................                  25,424       25,375
Other assets........................................................................                     298          330
                                                                                                 -----------  -----------
            Total Assets............................................................             $   131,177  $   128,225
                                                                                                 -----------  -----------
                                                                                                 -----------  -----------

LIABILITIES AND SURPLUS
Liabilities
Reserves for life and health insurance and annuities................................       5,11  $    73,204  $    70,260
Policy proceeds and dividends left with the Company.................................         11        3,534        2,874
Dividends due to policyholders......................................................                   1,407        1,369
Premium deposit funds...............................................................         11       14,006       14,720
Other policy liabilities............................................................                   4,245        4,409
Investment valuation reserves.......................................................                   1,981        1,675
Separate Account liabilities........................................................                  25,159       25,100
Other liabilities...................................................................                   1,337        1,412
                                                                                                 -----------  -----------
        Total Liabilities...........................................................                 124,873      121,819
                                                                                                 -----------  -----------
Surplus
    Special contingency reserves....................................................                     682          632
    Surplus notes...................................................................         10          700          700
    Unassigned funds................................................................                   4,922        5,074
                                                                                                 -----------  -----------
        Total Surplus...............................................................                   6,304        6,406
                                                                                                 -----------  -----------
            Total Liabilities and Surplus...........................................             $   131,177  $   128,225
                                                                                                 -----------  -----------
                                                                                                 -----------  -----------

                See accompanying notes to financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENTS OF OPERATIONS AND SURPLUS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                                NOTES      1994       1993       1992
                                                                              ---------  ---------  ---------  ---------
                                                                                            (IN MILLIONS)
INCOME
  Premiums, annuity considerations and deposit funds........................          5  $  19,881  $  19,442  $  19,933
  Considerations for supplementary contracts and dividend accumulations.....                 2,879      1,654      1,582
  Net investment income.....................................................                 7,143      7,356      7,332
  Other income..............................................................          5         80        231        145
                                                                                         ---------  ---------  ---------
Total income................................................................                29,983     28,683     28,992
                                                                                         ---------  ---------  ---------
BENEFITS AND EXPENSES
  Benefit payments (other than dividends)...................................                23,533     21,417     20,501
  Changes to reserves, deposit funds and other policy liabilities...........                 1,619       (439)       587
  Insurance expenses and taxes (excluding tax on capital gains).............          6      2,492      2,595      2,664
  Net transfers to Separate Accounts........................................                   503      3,239      3,501
Dividends to policyholders..................................................                 1,676      1,606      1,600
                                                                                         ---------  ---------  ---------
Total benefits and expenses.................................................                29,823     28,418     28,853
                                                                                         ---------  ---------  ---------
NET GAIN FROM OPERATIONS....................................................                   160        265        139
NET REALIZED CAPITAL (LOSSES) GAINS.........................................          6        (54)      (132)        86
                                                                                         ---------  ---------  ---------
NET INCOME..................................................................                   106        133        225
SURPLUS ADDITIONS (DEDUCTIONS)
  Change in general account net unrealized capital gains (losses)...........                   150        131       (151)
  Change in investment valuation reserves...................................                  (306)      (169)         8
  Issuance of surplus notes.................................................         10         --        700         --
  Other adjustments--net....................................................          1        (52)       594        169
                                                                                         ---------  ---------  ---------
NET CHANGE IN SURPLUS.......................................................                  (102)     1,389        251
SURPLUS AT BEGINNING OF YEAR................................................                 6,406      5,017      4,766
                                                                                         ---------  ---------  ---------
SURPLUS AT END OF YEAR......................................................             $   6,304  $   6,406  $   5,017
                                                                                         ---------  ---------  ---------
                                                                                         ---------  ---------  ---------

                See accompanying notes to financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOW
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                                         1994       1993       1992
                                                                                       ---------  ---------  ---------
                                                                                                (IN MILLIONS)
CASH PROVIDED
  Premiums, annuity considerations and deposit funds received........................  $  19,983  $  19,599  $  19,835
  Considerations for supplementary contracts and dividend accumulations received.....      2,948      1,748      1,582
  Net investment income received.....................................................      6,828      6,931      7,050
  Other income received..............................................................         80        134        158
                                                                                       ---------  ---------  ---------
      Total receipts.................................................................     29,839     28,412     28,625
                                                                                       ---------  ---------  ---------
  Benefits paid (other than dividends)...............................................     22,387     20,092     18,975
  Insurance expenses and taxes paid (excluding tax on capital gains).................      2,366      2,532      2,515
  Net cash transfers to Separate Accounts............................................        524      3,304      3,532
  Dividends paid to policyholders....................................................      1,684      1,596      1,650
  Other--net.........................................................................        368     (1,051)       443
                                                                                       ---------  ---------  ---------
        Total payments...............................................................     27,329     26,473     27,115
                                                                                       ---------  ---------  ---------
  Net cash from operations...........................................................      2,510      1,939      1,510
  Proceeds from long-term investments sold, matured or repaid after deducting taxes
    on capital gains of $60 for 1994, $546 for 1993 and $392 for 1992................     46,459     55,420     47,151
  Issuance of surplus notes..........................................................         --        700         --
  Other cash provided................................................................         --        369        183
                                                                                       ---------  ---------  ---------
  Total cash provided................................................................     48,969     58,428     48,844
                                                                                       ---------  ---------  ---------
CASH APPLIED
  Cost of long-term investments acquired.............................................     47,845     58,033     48,779
  Other cash applied.................................................................        162        247        273
                                                                                       ---------  ---------  ---------
  Total cash applied.................................................................     48,007     58,280     49,052
                                                                                       ---------  ---------  ---------
NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS........................................        962        148       (208)
CASH AND SHORT-TERM INVESTMENTS:
BEGINNING OF YEAR....................................................................      1,372      1,224      1,432
                                                                                       ---------  ---------  ---------
END OF YEAR..........................................................................  $   2,334  $   1,372  $   1,224
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

                See accompanying notes to financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

1.  ACCOUNTING POLICIES

    Metropolitan Life Insurance Company (the Company) is primarily engaged in the sale of insurance and annuity products. The Company's financial statements are prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices currently are considered to be generally accepted accounting principles for mutual life insurance companies (see Note 12). The primary interest of insurance regulatory authorities is the ability of the Company to fulfill its obligations to policyholders; therefore, the financial statements are oriented to the insured public. Significant accounting policies applied in preparing the financial statements follow.

  INVESTED ASSETS AND RELATED RESERVES

    Bonds qualifying for amortization are stated at amortized cost; all other bonds at prescribed values. Unaffiliated preferred stocks are principally stated at cost; unaffiliated common stocks are carried at market value. Mortgage loans are generally stated at their amortized indebtedness. Short-term investments generally mature within a year and are carried at amortized cost. Policy loans are stated at unpaid principal balances.

    Investments in subsidiaries are stated at equity in net assets and are included in stocks. Changes in net assets, excluding additional amounts invested, are included in unrealized capital gains or losses. Dividends from subsidiaries are reported by the Company as earnings in the year the dividends are declared. The excess of the purchase price of non-insurance subsidiaries over the fair value of the net assets acquired is amortized on a straight-line basis.

    Investment real estate, other than real estate joint ventures and subsidiaries, is stated at depreciated cost net of non-recourse debt, with such depreciation generally calculated by the constant yield method if purchased prior to December 1990 and the straight-line method if purchased thereafter. Real estate acquired in satisfaction of debt is valued at the lower of cost or estimated fair value at date of foreclosure and is subsequently stated at depreciated cost. Investments in real estate joint ventures, included in other invested assets, and real estate subsidiaries, included in stocks, are reported using the equity method and are generally adjusted to reflect the constant yield method of depreciation for real estate assets acquired by such entities prior to December 1990.

    In 1994, the Company changed to the straight-line method of determining depreciation on real estate acquired prior to December 1990 if the estimated fair value of the real estate is less than ninety percent of depreciated cost. This change had the effect of increasing depreciation expense by approximately $80 million in 1994.

    Investments in non-real estate partnerships are included in other invested assets and are generally carried on the equity basis. The carrying value reflects the Company's share of unrealized gains and losses relating to the market value of publicly traded common stocks held by the partnerships.

    Impairments of individual investments that are considered to be other than temporary are recognized when incurred.

    Mandatory reserves have been established for general account investments in accordance with guidelines prescribed by insurance regulatory authorities. Such reserves consist of an Asset Valuation Reserve (AVR) for all invested assets and an Interest Maintenance Reserve (IMR), which defers the recognition of realized capital gains and losses (net of income tax) attributable to interest rate fluctuations on fixed income investments over the estimated remaining duration of the investments sold. Prior to 1994, the Company also established voluntary investment valuation reserves for certain general account investments. Changes to the

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

AVR and voluntary investment reserves are reported as direct additions to or deductions from surplus. Transfers to the IMR are deducted from realized capital gains; IMR amortization is included in net investment income.

    Net realized capital (losses) or gains are presented net of federal capital gains tax and transfers to the IMR.

  POLICY RESERVES

    Reserves for permanent plans of individual life insurance sold in or after 1960, universal life plans and certain term plans sold after 1982 generally are computed on the Commissioners' Reserve Valuation Method. Reserves for other life insurance policies generally are computed on the net level premium method. Reserves for individual annuity contracts are computed on the net level premium method, the net single premium method or the Commissioners' Annuity Reserve Valuation Method, as appropriate. Reserves for group annuity contracts are computed on the net single premium method. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by New York State Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

    Periodically, to reflect changes in circumstance, the Company may change the assumptions, methodologies or procedures used to calculate reserves. During 1993 and 1992, the Company and certain of its wholly-owned life insurance subsidiaries made certain changes which increased the Company's surplus by $667 million (substantially all of which related to interest rate changes) and $131 million, respectively.

  INCOME AND EXPENSES

    Premiums generally are recognized over the premium-paying period. Investment income is reported as earned. Expenses, including policy acquisition costs and federal income taxes, are charged to operations as incurred.

  SEPARATE ACCOUNT OPERATIONS

    Investments held in the Separate Accounts (stated at market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. The Separate Accounts' operating results are reflected in the changes to these assets and liabilities.

2.  UNCONSOLIDATED SUBSIDIARIES AND OTHER AFFILIATES

    The Company's subsidiary operations primarily include insurance, real estate investment and brokerage activities, investment management and advisory services, mortgage originations and servicing, and commercial finance. At December 31, 1994 and 1993, subsidiary assets were $21,476 million and $20,601 million, respectively. At December 31, 1994 and 1993, subsidiary liabilities were $18,905 million and $18,134 million, respectively. Subsidiary revenues were $4,715 million, $4,525 million and $4,491 million in 1994, 1993 and 1992, respectively. Dividends from subsidiaries amounted to $186 million, $175 million and $58 million in 1994, 1993 and 1992, respectively.

    The unamortized excess of the purchase price of non-insurance subsidiaries over the fair value of net assets acquired was $129 million and $133 million at December 31, 1994 and 1993, respectively.

    The Company incurs charges on behalf of its subsidiaries which are reimbursed pursuant to agreements for shared use of property, personnel and facilities. Charges under such agreements were approximately $307 million, $355 million and $299 million in 1994, 1993 and 1992, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    The Company's net equity in joint ventures and other partnerships was $2,250 million and $2,498 million at December 31, 1994 and 1993, respectively. The Company's share of income from such entities was $26 million, $76 million and $64 million for 1994, 1993 and 1992, respectively.

    Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $1,372 million and $1,731 million at December 31, 1994 and 1993, respectively. The Company had other loans outstanding to its affiliates with carrying values of $2,073 million and $1,569 million at December 31, 1994 and 1993, respectively.

3.  METRAHEALTH

    During 1994, the Company and The Travelers Insurance Company (Travelers) entered into an agreement to contribute their respective group health care benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. (MetraHealth). On December 30, 1994, the Company made an initial cash contribution of $5 million to MetraHealth. On January 3, 1995, the Company made an additional contribution to MetraHealth comprised of $37 million in cash and the stock of its health maintenance organizations and other related subsidiaries with a carrying value of $213 million at December 31, 1994. The Company also transferred operating assets and personnel relating to its group health care benefits business. The agreement calls for the Company to use its best efforts to persuade holders of the insurance policies and administrative services only
(ASO) contracts that are part of its health care benefits business to purchase policies and contracts from MetraHealth at the policy or contract renewal date. The Company's group health care benefit business insurance policies had liabilities of approximately $403 million as of December 31, 1994 and premium income of $1,379 million in 1994; its group health benefit ASO contracts generated fees of $492 million in 1994 which have been netted against insurance expenses. The Company also will enter into administrative agreements and indemnity reinsurance agreements with the insurance subsidiaries of MetraHealth, subject to regulatory approval.

4.  INVESTMENTS

  DEBT SECURITIES

    The carrying value, gross unrealized gain (loss) and estimated fair value of bonds and redeemable preferred stocks (debt securities), by category, as of December 31, 1994 and 1993 are shown below.

                                                                                         GROSS UNREALIZED
                                                                            CARRYING   --------------------   ESTIMATED
                                                                              VALUE      GAIN      (LOSS)    FAIR VALUE
                                                                            ---------  ---------  ---------  -----------
                                                                                           (IN MILLIONS)
DECEMBER 31, 1994:
Bonds:
    U. S. Treasury securities and obligations of U.S. government
      corporations and agencies...........................................  $   9,807  $     322  $    (546)  $   9,583
    States and political subdivisions.....................................      1,483         69        (21)      1,531
    Foreign governments...................................................      1,931         26        (60)      1,897
    Corporate.............................................................     31,262        291     (1,682)     29,871
    Mortgage-backed securities............................................     17,485        251       (851)     16,885
    Other.................................................................      3,624         18       (215)      3,427
                                                                            ---------  ---------  ---------  -----------
Total bonds...............................................................  $  65,592  $     977  $  (3,375)  $  63,194
                                                                            ---------  ---------  ---------  -----------
                                                                            ---------  ---------  ---------  -----------
Redeemable preferred stocks...............................................  $      44  $      --  $     (14)  $      30
                                                                            ---------  ---------  ---------  -----------
                                                                            ---------  ---------  ---------  -----------

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                                         GROSS UNREALIZED
                                                                            CARRYING   --------------------   ESTIMATED
                                                                              VALUE      GAIN      (LOSS)    FAIR VALUE
                                                                            ---------  ---------  ---------  -----------
                                                                                           (IN MILLIONS)
DECEMBER 31, 1993:
Bonds:
    U. S. Treasury securities and obligations of U.S. government
      corporations and agencies...........................................  $  12,770  $   1,447  $     (85)  $  14,132
    States and political subdivisions.....................................      1,464        383         --       1,847
    Foreign governments...................................................      1,622        165         (1)      1,786
    Corporate.............................................................     28,601      1,682       (188)     30,095
    Mortgage-backed securities............................................     15,773        867        (40)     16,600
    Other.................................................................      2,724        147        (24)      2,847
                                                                            ---------  ---------  ---------  -----------
Total bonds...............................................................  $  62,954  $   4,691  $    (338)  $  67,307
                                                                            ---------  ---------  ---------  -----------
                                                                            ---------  ---------  ---------  -----------
Redeemable preferred stocks...............................................  $      64  $      15  $     (14)  $      65
                                                                            ---------  ---------  ---------  -----------
                                                                            ---------  ---------  ---------  -----------

    The carrying value and estimated fair value of bonds, by contractual maturity, at December 31, 1994 are shown below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                    CARRYING    ESTIMATED
                                                                      VALUE    FAIR VALUE
                                                                    ---------  -----------
                                                                        (IN MILLIONS)
Due in one year or less...........................................  $   2,209   $   2,206
Due after one year through five years.............................     15,234      14,807
Due after five years through ten years............................     14,613      13,858
Due after ten years...............................................     16,051      15,438
                                                                    ---------  -----------
    Subtotal......................................................     48,107      46,309
Mortgage-backed securities........................................     17,485      16,885
                                                                    ---------  -----------
        Total.....................................................  $  65,592   $  63,194
                                                                    ---------  -----------
                                                                    ---------  -----------

    Proceeds from the sales of debt securities during 1994, 1993 and 1992 were $36,041 million, $50,395 million and $41,460 million, respectively. During 1994, 1993 and 1992, respectively, gross gains of $577 million, $1,316 million and $676 million, and gross losses of $561 million, $96 million and $152 million were realized on those sales. Realized investment gains and losses are determined by specific identification.

  MORTGAGE LOANS

    Mortgage loans are collateralized by properties located throughout the United States and Canada. At December 31, 1994, approximately 12 percent and 11 percent of the properties are located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    As of December 31, 1994 and 1993, the mortgage loan investments were categorized as follows:

                                                                             1994         1993
                                                                          -----------  -----------
Office Buildings........................................................         36%          36%
Retail..................................................................         17%          18%
Residential.............................................................         21%          20%
Agricultural............................................................         18%          15%
Other...................................................................          8%          11%
                                                                                ---          ---
                                                                                100%         100%
                                                                                ---          ---
                                                                                ---          ---

  FINANCIAL INSTRUMENTS

    The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and not reflected in the accompanying balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

    During the normal course of business, the Company agrees with independent parties to purchase or sell bonds over fixed or variable periods of time. The off-balance sheet risks related to changes in the quality of the underlying bonds are mitigated by the fact that commitment periods are generally short in duration and provisions in the agreements release the Company from its commitments in case of significant changes in the financial condition of the independent party or the issuer of the bond.

    The Company engages in a variety of derivative transactions with respect to the general account. Those derivatives, such as forwards, futures, options, foreign exchange agreements and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company does not engage in trading of these derivatives.

    In 1994, the Company engaged in three primary derivatives strategies. The Company entered into a number of anticipatory hedges using forwards to limit the interest rate exposures of investments in debt securities expected to be acquired within one year. The Company also hedged a number of investments in debt securities denominated in foreign currencies by executing swaps and forwards to ensure a U.S. dollar rate of return. In addition, the Company purchased a limited number of interest rate caps to hedge against rising interest rates on a portfolio of assets which the Company purchased to match the liabilities which it incurred.

    Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized capital gains and losses.

    Unrealized gains relating to open bond purchase agreements were $4.1 and $7.0 million at December 31, 1994 and 1993, respectively. Unrealized gains (losses) relating to open bond sales agreements were $.8 million and $(.2) million at December, 31 1994 and 1993, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

  ASSETS ON DEPOSIT

    As of December 31, 1994 and 1993, the Company had assets on deposit with regulatory agencies of $5,145 million and $4,966 million, respectively.

5.  REINSURANCE AND OTHER INSURANCE TRANSACTIONS

    The Company has reinsurance agreements with certain of its life insurance subsidiaries. Reserves for insurance assumed pursuant to these agreements are included in reserves for life and health insurance and annuities and amounted to $1,193 million and $1,142 million at December 31, 1994 and 1993, respectively.

    In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The financial statements are shown net of ceded reinsurance. The amounts related to reinsurance agreements, including agreements described above but excluding certain agreements with non-affiliates for which the Company provides administrative services, are as follows:

                                                                     1994       1993       1992
                                                                   ---------  ---------  ---------
                                                                            (IN MILLIONS)
Reinsurance premiums assumed.....................................  $     237  $     264  $     331
Reinsurance ceded:
    Premiums.....................................................         77         86         90
    Other income.................................................          1          3         51
    Reduction in insurance liabilities (at December 31)..........         31         28         36

    A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

    During 1994, the Company entered into agreements whereby the Company acquired, in part through reinsurance effective in January, 1995, the group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses from Travelers and certain of its subsidiaries for $403 million, $53 million of which was paid in 1994. In January, 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured businesses will be converted to Company contracts at policy anniversary date, subject to contractholder and regulatory approval.

    In 1993, the Company assumed $1,540 million of life insurance and annuity reserves of a New York life insurance company under rehabilitation and received assets having a fair value equal to the reserves assumed.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    Activity in the liability for unpaid group accident and health policy and contract claims is summarized as follows:

                                                               1994       1993       1992
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Balance at January 1.......................................  $   1,588  $   1,517  $   1,446
    Less reinsurance recoverables..........................          1          1         --
                                                             ---------  ---------  ---------
Net balance at January 1...................................      1,587      1,516      1,446
                                                             ---------  ---------  ---------
Incurred related to:
    Current year...........................................      1,780      1,797      1,803
    Prior years............................................         (7)       (40)       (12)
                                                             ---------  ---------  ---------
Total incurred.............................................      1,773      1,757      1,791
                                                             ---------  ---------  ---------
Paid related to:
    Current year...........................................      1,260      1,306      1,327
    Prior years............................................        393        380        394
                                                             ---------  ---------  ---------
Total paid.................................................      1,653      1,686      1,721
                                                             ---------  ---------  ---------
Net balance at December 31.................................      1,707      1,587      1,516
    Plus reinsurance recoverables..........................          1          1         --
                                                             ---------  ---------  ---------
Balance at December 31.....................................  $   1,708  $   1,588  $   1,516
                                                             ---------  ---------  ---------
                                                             ---------  ---------  ---------

6.  FEDERAL INCOME TAXES

    The Company's federal income tax return is consolidated with certain affiliates. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis. Members receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

    Federal income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the Code). Under the Code, the amount of federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

    Total federal income taxes on operations and realized capital gains of $192 million, $596 million and $545 million were incurred in 1994, 1993 and 1992, respectively.

7.  EMPLOYEE BENEFIT PLANS

  PENSION PLANS

    The  Company  has  defined  benefit  pension  plans  covering  all  eligible employees and sales representatives of the Company and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings' history. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 (ERISA). Prior to 1993, the Company recognized defined benefit pension plan costs based on amounts contributed to the plans. In 1992, the United States tax-qualified plan was fully funded under ERISA. As a result, the Company did not make a contribution to the plan. Total pension expense of nonqualified plans of the Company was $10 million in 1992.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    As of January 1, 1993 the Company adopted the provisions of Statement of Financial Accounting Standards No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS (SFAS No. 87), which require accrual basis accounting for pension costs. Components of the net periodic pension cost (credit) for the years ended December 31, 1994 and 1993 for the defined benefit qualified and non-qualified pension plans are as follows:

                                                                            1994       1993
                                                                          ---------  ---------
                                                                             (IN MILLIONS)
Service cost............................................................  $      88  $      71
Interest cost on projected benefit obligation...........................        209        191
Return on assets........................................................         15       (380)
Net amortization and deferrals..........................................       (298)       110
                                                                          ---------  ---------
Net periodic pension cost (credit)......................................  $      14  $      (8)
                                                                          ---------  ---------
                                                                          ---------  ---------

    The assumed long-term rate of return on assets used in determining the net periodic pension cost (credit) was 8.5 percent. The Company is recognizing the unrecognized net asset at transition, attributable to the adoption of SFAS No. 87 in 1993, over the average remaining service period at the transition date of employees expected to receive benefits under the pension plans.

    The funded status of the qualified and non-qualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation at December 31, 1994 and 1993 are as follows:

                                                                         1994       1993
                                                                       ---------  ---------
                                                                          (IN MILLIONS)
Actuarial present value of obligations:
    Vested...........................................................  $   2,266  $   2,297
    Non-vested.......................................................         47        120
                                                                       ---------  ---------
Accumulated benefit obligation.......................................  $   2,313  $   2,417
                                                                       ---------  ---------
                                                                       ---------  ---------
Plan assets at contract value........................................  $   2,900  $   3,081
Projected benefit obligation.........................................      2,676      2,728
                                                                       ---------  ---------
Plan assets in excess of projected benefit obligation................        224        353
Unrecognized prior service cost......................................         92          5
Unrecognized net loss from past experience different from that
  assumed............................................................         33          1
Unrecognized net asset at transition.................................       (365)      (374)
                                                                       ---------  ---------
Prepaid pension cost at December 31..................................  $     (16) $     (15)
                                                                       ---------  ---------
                                                                       ---------  ---------

    The prepaid pension cost is a non-admitted asset and is not included in the accompanying balance sheets.

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation was 8.5 percent for 1994 and 7.5 percent for 1993 in the United States and 7.25 percent for 1994 and 7.0 percent for 1993 in Canada. The weighted average assumed rate of increase in future compensation levels was 5.0 percent in 1994 and 1993. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

    The pension plans' assets are principally comprised of investment contracts issued by the Company.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

  SAVINGS AND INVESTMENT PLAN

    The Company sponsors a savings and investment plan available for substantially all employees under which the Company matches a portion of employee contributions. During 1994, 1993 and 1992, the Company contributed $42 million, $48 million and $46 million, respectively, to the plan.

  OTHER POSTRETIREMENT BENEFITS

    The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

    Effective January 1, 1993, the costs of nonpension postretirement benefits were required to be recognized on an accrual basis in accordance with guidelines prescribed by insurance regulatory authorities. Such guidelines require the recognition of a postretirement benefit obligation for current retirees and fully eligible or vested employees. As prescribed by the guidelines, the Company has elected to recognize over a twenty year period the unrecognized postretirement benefit asset and obligation (net asset and obligation at transition) in existence on January 1, 1993 (effective date of guidelines).

    The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amounts included in the Company's balance sheets at December 31, 1994 and 1993:

                                                                            1994                            1993
                                                               ------------------------------  ------------------------------
                                                                OVERFUNDED      UNDERFUNDED     OVERFUNDED      UNDERFUNDED
                                                               -------------  ---------------  -------------  ---------------
                                                                                       (IN MILLIONS)
Accumulated postretirement benefit obligations of retirees
  and fully eligible participants............................    $    (262)      $    (787)      $    (275)      $    (859)
Plan assets (Company insurance contracts) at contract
  value......................................................          393             358             375             331
                                                                    ------          ------          ------          ------
Plan assets in excess of (less than) accumulated
  postretirement benefit obligation..........................          131            (429)            100            (528)
Unrecognized net loss from past experience different from
  that assumed and from changes in assumptions...............           (6)            (44)             21              27
Prior service cost not yet recognized in net periodic
  retirement benefit cost....................................           (5)             --              --              --
Unrecognized (asset) obligation at transition................         (108)            464            (114)            496
                                                                    ------          ------          ------          ------
Prepaid (Accrued) non-pension postretirement benefit cost at
  December 31................................................    $      12       $      (9)      $       7       $      (5)
                                                                    ------          ------          ------          ------
                                                                    ------          ------          ------          ------

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    The components of the net periodic non-pension postretirement benefit cost for the years ended December 31, 1994 and 1993 are as follows:

                                                                               1994       1993
                                                                             ---------  ---------
                                                                                (IN MILLIONS)
Service cost...............................................................  $      31  $      32
Interest cost on accumulated postretirement benefit obligation.............         76         87
Return on plan assets (Company insurance contracts)........................        (37)       (36)
Amortization of transition asset and obligation............................         18         20
Net amortization and deferrals.............................................        (10)       (17)
                                                                                   ---        ---
Net periodic non-pension postretirement benefit cost.......................  $      78  $      86
                                                                                   ---        ---
                                                                                   ---        ---

    The assumed health care cost trend rate used in measuring the accumulated non-pension postretirement benefit obligation was 11.0 percent in 1994 and 12.0 percent in 1993, gradually decreasing to 6.5 percent and 5.5 percent, respectively, over twelve years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 8.5 percent and 7.5 percent at December 31, 1994 and 1993, respectively.

    If the health care cost trend rate assumptions were increased one percent, the accumulated postretirement benefit obligation as of December 31, 1994 and 1993 would be increased 7.1 percent and 7.2 percent, respectively. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the years ended December 31, 1994 and 1993 would be an increase of 7.9 percent and 7.8 percent, respectively.

    Prior to 1993, the Company had established reserves to provide for a portion of the future costs of postretirement health care. The balance of such reserves was $265 million at December 31, 1992 and was included in the plan assets of the underfunded plans in determining their unrecognized obligation at transition.

8.  LEASES

  LEASE INCOME

    During 1994, 1993 and 1992, the Company received $1,786 million, $1,482 million and $1,343 million, respectively, in lease income related to its investment real estate. In accordance with standard industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues.

  LEASE EXPENSE

    The Company has entered into various lease agreements for office space, data processing and other equipment. Rental expense under such leases was $193 million, $214 million and $193 million for the years ended December 31, 1994, 1993 and 1992, respectively. Future gross minimum rental payments under non-cancelable leases are as follows (in millions):

YEAR ENDING DECEMBER 31,
--------------------------------------------------------------
1995..........................................................  $     112
1996..........................................................         94
1997..........................................................         72
1998..........................................................         55
1999..........................................................         38
Thereafter....................................................        119
                                                                ---------
    Total.....................................................  $     490
                                                                ---------
                                                                ---------

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

9.  OTHER COMMITMENTS AND CONTINGENCIES

  GUARANTEES

    The Company has entered into certain arrangements in the course of its business which, under certain circumstances, may impose significant financial obligations on the Company. The Company has entered into a support agreement with a subsidiary whereby the Company has agreed to maintain the subsidiary's net worth at one dollar or more. At December 31, 1994, the subsidiary's assets, which principally consist of loans to affiliates, amounted to $2,927 million and its net worth amounted to $10 million.

    In addition, the Company has entered into arrangements with certain of its subsidiaries and affiliates to assist such subsidiaries and affiliates in meeting various jurisdictions' regulatory requirements regarding capital and surplus. The Company has also entered into a support arrangement with respect to the reinsurance obligations of a subsidiary.

    No material payments have been made under these arrangements and it is the opinion of management that any payments required pursuant to these arrangements would not likely have a material adverse effect on the Company's financial position.

  LITIGATION

    In 1993, the Florida Department of Insurance commenced regulatory proceedings, and in 1993 and 1994 other governmental authorities (including other state insurance departments) commenced investigations, with respect to alleged violations relating to the Company's individual life insurance sales practices. The Company has entered into consent agreements with respect to various investigations and proceedings involving the payment of fines and policyholder restitution payments, including with all insurance departments. Litigation relating to these practices has been instituted by private parties and additional investigations and litigation relating to the Company's sales practices may be commenced.

    Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. In certain of these and the other matters referred to in this note, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive damages, are sought.

    While it is not feasible to predict or determine the ultimate outcome of these matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

10. SURPLUS NOTES

    In 1993, the Company issued two series of surplus notes in the aggregate principal amount of $700 million. Interest on the surplus notes is scheduled to be paid semi-annually; principal payments are scheduled to be paid upon maturity. Such payments of interest and principal may be made only with the prior approval of the Superintendent of Insurance of the State of New York (Superintendent). The carrying values of the surplus notes at December 31, 1994 and 1993 are shown below (in millions):

6.30% surplus notes scheduled to mature on November 1, 2003.......  $     400
7.45% surplus notes scheduled to mature on November 1, 2023.......        300
                                                                    ---------
        Total.....................................................  $     700
                                                                    ---------
                                                                    ---------

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003. During 1994, the Company obtained Superintendent approval for and made total interest payments of $48 million on the surplus notes.

11. FAIR VALUE INFORMATION

    The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1994 and 1993 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

    The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                                        NOTIONAL    CARRYING    ESTIMATED
                                                                                         AMOUNT       VALUE    FAIR VALUE
                                                                                       -----------  ---------  -----------
                                                                                                  (IN MILLIONS)
DECEMBER 31, 1994:
Assets
  Bonds..............................................................................               $  65,592   $  63,194
  Stocks.............................................................................                   3,672       3,660
  Mortgage loans.....................................................................                  14,524      14,269
  Policy loans.......................................................................                   3,964       3,645
  Cash and short-term investments....................................................                   2,334       2,334
Liabilities
  Investment contracts:
    Reserves for life and health insurance and annuities.............................                  16,354      16,370
    Policy proceeds and dividends left with the Company..............................                   3,534       3,519
    Premium deposit funds............................................................                  14,006      13,997
Other financial instruments
  Bond purchase agreements...........................................................   $   2,755                     4.1
  Bond sales agreements..............................................................       1,450                     0.8
  Interest rate swaps................................................................         272                    (7.1)
  Interest rate caps.................................................................         185                    (0.1)
  Foreign currency swaps.............................................................          36                    (0.4)
  Foreign currency forwards..........................................................           4        (0.2)       (0.1)
  Covered call options...............................................................          25        (1.9)        1.9
  Unused lines of credit.............................................................       1,450                     1.0

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                                        NOTIONAL    CARRYING    ESTIMATED
                                                                                         AMOUNT       VALUE    FAIR VALUE
                                                                                       -----------  ---------  -----------
                                                                                                  (IN MILLIONS)
DECEMBER 31, 1993:
Assets
  Bonds..............................................................................                  62,954      67,307
  Stocks.............................................................................                   3,191       3,204
  Mortgage loans.....................................................................                  15,460      16,598
  Policy loans.......................................................................                   3,628       3,650
  Cash and short-term investments....................................................                   1,372       1,372
Liabilities
  Investment contracts:
    Reserves for life and health insurance and annuities.............................                  16,852      17,310
    Policy proceeds and dividends left with the Company..............................                   2,874       2,918
    Premium deposit funds............................................................                  14,720      15,639
Other Financial Instruments
  Bond purchase agreements...........................................................       1,090                     7.0
  Bond sales agreements..............................................................          86                    (0.2)
  Interest rate swaps................................................................         355                     3.2
  Interest rate caps.................................................................         110                     0.1
  Interest rate futures..............................................................       1,375         2.7         0.9
  Foreign currency forwards..........................................................          11        (0.1)       (0.1)
  Covered call options...............................................................          25        (1.9)        1.9
  Unused lines of credit.............................................................         920                     0.9

    For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 77 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1994 and 76 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1993. For all other bonds, estimated fair value was determined by management, based on interest rates, maturity, credit quality and average life. Included in bonds are loaned securities with estimated fair values of $5,154 and $6,440 at December 31, 1994 and 1993, respectively. Estimated fair values of stocks were generally based on quoted market prices, except for investments in common stock of subsidiaries, which are based on equity in net assets of the subsidiaries. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and short-term investments, the carrying amount is a reasonable estimate of fair value.

    Included in reserves for life and health insurance and annuities, policy proceeds and dividends left with the Company and premium deposit funds are amounts classified as investment contracts representing policies or contracts that do not incorporate significant insurance risk. The fair values for these liabilities are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Policy proceeds and dividends left with the Company also include other liabilities without defined durations. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

    Estimated fair values of bond purchase/sale agreements were based on fees charged to enter into similar arrangements or on the estimated cost to terminate the outstanding agreements. For interest rate and foreign currency swaps, interest rate caps, interest rate futures, foreign currency forwards, and covered call options, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The Company had unused lines of credit under agreements with various banks. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

12. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES FOR MUTUAL LIFE INSURANCE COMPANIES

    The Company, as a mutual life insurance company, prepares its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (statutory financial statements) which currently are considered to be generally accepted accounting principles (GAAP) for mutual life insurance companies. However, the Financial Accounting Standards Board has issued Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (Interpretation). The Interpretation, as amended, is effective for 1996 annual financial statements and thereafter and will no longer allow statutory financial statements to be described as being prepared in conformity with GAAP. Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in conformity with GAAP, mutual life insurance companies will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. The Company has not quantified the effects of the application of the Interpretation on its financial statements. The Company has not yet determined whether for general purposes it will continue to issue statutory financial statements or statements adopting all applicable authoritative GAAP pronouncements or what state insurance regulatory requirements will be in this regard.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, International Stock, Stock Index, and Aggressive Growth Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1994 and (i) the related statements of operations for the year then ended and of changes in net assets for the periods presented and (ii) the related statement of operations and of changes in net assets for the Equity Income Division of the Separate Account for the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, International Stock, Stock Index and Aggressive Growth Divisions of Metropolitan Life Separate Account UL at December 31, 1994 and the results of their operations for the year ended and the changes in their net assets for the periods presented and the results of operations and the changes in net assets for the Equity Income Division of Metropolitan Life Separate Account UL for the periods presented in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 21, 1995

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                                                    MONEY                  INTERNATIONAL   STOCK     AGGRESSIVE
                                          GROWTH       INCOME       MARKET    DIVERSIFIED     STOCK        INDEX       GROWTH
                                         DIVISION     DIVISION     DIVISION    DIVISION      DIVISION     DIVISION    DIVISION
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
ASSETS:
Investments in Metropolitan Series
  Fund, Inc. at Value (Note 1A):
Growth Portfolio (3,126,905 shares;
  cost $71,559,090)...................  $68,204,061           --          --           --           --           --           --
Income Portfolio (1,349,759 shares;
  cost $16,981,527)...................           --  $15,277,928          --           --           --           --           --
Money Market Portfolio (408,296
  shares; cost $4,376,443)............           --           --  $4,278,942           --           --           --           --
Diversified Portfolio (4,133,830
  shares; cost $58,920,188)...........           --           --          --  $55,389,191           --           --           --
International Stock Portfolio (931,219
  shares; cost $12,140,650)...........           --           --          --           --   $11,453,995          --           --
Stock Index Portfolio (351,106 shares;
  cost $4,974,203)....................           --           --          --           --           --   $4,870,538           --
Aggressive Growth Portfolio (1,168,438
  shares; cost $17,903,148)...........           --           --          --           --           --           --  $25,769,900
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
  Total Investments...................   68,204,061   15,277,928   4,278,942   55,389,191   11,453,995    4,870,538   25,769,900
Cash and Accounts Receivable..........           --           --      15,741          159           --           --           --
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
  Total Assets........................   68,204,061   15,277,928   4,294,683   55,389,350   11,453,995    4,870,538   25,769,900
LIABILITIES...........................      320,471       73,993          --      307,944       74,237       23,697      177,636
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
NET ASSETS............................  $67,883,590  $15,203,935  $4,294,683  $55,081,406   $11,379,758  $4,846,841  $25,592,264
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                            STATEMENTS OF OPERATIONS

                                                      FOR THE YEAR ENDED DECEMBER 31, 1994
                             --------------------------------------------------------------------------------------
                                                         MONEY                 INTERNATIONAL   STOCK    AGGRESSIVE
                               GROWTH       INCOME      MARKET    DIVERSIFIED     STOCK        INDEX      GROWTH
                              DIVISION     DIVISION    DIVISION    DIVISION      DIVISION    DIVISION    DIVISION
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------
INVESTMENT INCOME:
  Income:
    Dividends (Note 2).....  $ 2,102,595  $ 1,095,377  $ 159,064  $ 2,180,187   $  552,003   $ 166,667   $  59,310
  Expenses:
    Mortality and expense
      charges (Note 3).....      573,160      123,709     28,833      445,575       66,988      34,485     157,561
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------
Net investment income
  (loss)...................    1,529,435      971,668    130,231    1,734,612      485,015     132,182     (98,251)
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss)
  from security
  transactions.............       53,162       (9,894)   (79,321)      22,275       80,235       5,039       5,076
Unrealized appreciation
  (depreciation) of
  investments..............   (4,282,800)  (1,415,108)    36,172   (3,636,719)    (842,359)   (129,802)   (100,707)
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------
Net realized and unrealized
  (loss) on investments
  (Note 1B)................   (4,229,638)  (1,425,002)   (43,149)  (3,614,444)    (762,124)   (124,763)    (95,631)
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS...............  $(2,700,203) $  (453,334) $  87,082  $(1,879,832)  $ (277,109)  $   7,419   $(193,882)
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------
                             -----------  -----------  ---------  -----------  ------------  ---------  -----------

                              FOR THE PERIOD
                             JANUARY 1, 1994
                                    TO
                               MAY 31, 1994
                             ----------------
                                  EQUITY
                                  INCOME
                                 DIVISION
                             ----------------
INVESTMENT INCOME:
  Income:
    Dividends (Note 2).....     $   42,483
  Expenses:
    Mortality and expense
      charges (Note 3).....         12,585
                             ----------------
Net investment income
  (loss)...................         29,898
                             ----------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss)
  from security
  transactions.............        124,362
Unrealized appreciation
  (depreciation) of
  investments..............       (230,040)
                             ----------------
Net realized and unrealized
  (loss) on investments
  (Note 1B)................       (105,678)
                             ----------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS...............     $  (75,780)
                             ----------------
                             ----------------

                       See Notes to Financial Statements.

                                       GROWTH DIVISION                INCOME DIVISION            MONEY MARKET DIVISION
                                -----------------------------   ---------------------------   ---------------------------

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------------------
                                    1994            1993            1994           1993           1994           1993
                                -------------   -------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income
    (loss)....................  $   1,529,435   $   2,617,052   $    971,668   $    609,573   $    130,231   $    146,678
  Net realized gain (loss)
    from security
    transactions..............         53,162           8,035         (9,894)         6,670        (79,321)         6,421
  Unrealized appreciation
    (depreciation) of
    investments...............     (4,282,800)        695,731     (1,415,108)      (184,720)        36,172       (123,981)
                                -------------   -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     (2,700,203)      3,320,818       (453,334)       431,523         87,082         29,118
                                -------------   -------------   ------------   ------------   ------------   ------------
From capital transactions:
  Net premiums................     45,546,952      40,049,492     10,328,856      7,948,255      6,425,154      6,312,949
  Net portfolio transfers.....     (2,746,223)     (2,500,892)        48,939       (631,563)    (6,647,524)    (1,104,540)
  Other net transfers.........    (16,398,757)    (11,007,354)    (3,317,903)    (1,839,468)      (703,798)      (419,843)
  Substitutions (Note 4)......             --              --             --             --             --             --
                                -------------   -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     26,401,972      26,541,246      7,059,892      5,477,224       (926,168)     4,788,566
                                -------------   -------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS......     23,701,769      29,862,064      6,606,558      5,908,747       (839,086)     4,817,684
Net Assets--beginning of
  period......................     44,181,821      14,319,757      8,597,377      2,688,630      5,133,769        316,085
                                -------------   -------------   ------------   ------------   ------------   ------------
Net Assets--end of period.....  $  67,883,590   $  44,181,821   $ 15,203,935   $  8,597,377   $  4,294,683   $  5,133,769
                                -------------   -------------   ------------   ------------   ------------   ------------
                                -------------   -------------   ------------   ------------   ------------   ------------


                                    DIVERSIFIED DIVISION
                                ----------------------------

                                    1994            1993
                                -------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income
    (loss)....................  $   1,734,612   $  1,659,787
  Net realized gain (loss)
    from security
    transactions..............         22,275          9,471
  Unrealized appreciation
    (depreciation) of
    investments...............     (3,636,719)        85,745
                                -------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     (1,879,832)     1,755,003
                                -------------   ------------
From capital transactions:
  Net premiums................     41,263,327     31,674,509
  Net portfolio transfers.....     (4,980,679)    (2,096,786)
  Other net transfers.........    (14,095,050)    (7,219,029)
  Substitutions (Note 4)......      2,235,074             --
                                -------------   ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     24,422,672     22,358,694
                                -------------   ------------
NET CHANGE IN NET ASSETS......     22,542,840     24,113,697
Net Assets--beginning of
  period......................     32,538,566      8,424,869
                                -------------   ------------
Net Assets--end of period.....  $  55,081,406   $ 32,538,566
                                -------------   ------------
                                -------------   ------------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             AGGRESSIVE GROWTH
                                                                                                  DIVISION
                                                                                        ----------------------------
                                                                                                          FOR THE
                                                                                                           PERIOD
                                                                                                         APRIL 30,
                                                                                                            1993
                                                                                                         (COMMENCE-
                                                                                                          MENT OF
                                 INTERNATIONAL STOCK                                                    OPERATIONS)
                                       DIVISION               STOCK INDEX DIVISION                           TO
                              --------------------------   --------------------------
                              -------------------------------------------------------                   DECEMBER 31,
                                  1994          1993           1994          1993           1994            1993
                              ------------   -----------   ------------   -----------   -------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income
    (loss).................... $    485,015  $    80,828   $    132,182   $    39,160   $     (98,251)  $   428,816
  Net realized gain (loss)
    from security
    transactions..............       80,235        4,348          5,039         9,163           5,076           251
  Unrealized appreciation
    (depreciation) of
    investments...............     (842,359)     160,860       (129,802)       26,167        (100,707)      (70,919)
                              ------------   -----------   ------------   -----------   -------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     (277,109)     246,036          7,419        74,490        (193,882)      358,148
                              ------------   -----------   ------------   -----------   -------------   ------------
From capital transactions:
  Net premiums................   11,498,165    2,388,448      4,316,325     2,750,898      28,325,697     8,610,628
  Net portfolio transfers.....    1,014,621      298,362       (301,802)     (234,914)        (15,434)      394,049
  Other net transfers.........   (3,556,411)    (433,678)    (1,454,580)     (525,148)    (10,302,089)   (1,584,853)
  Substitutions (Note 4)......           --           --             --            --              --            --
                              ------------   -----------   ------------   -----------   -------------   ------------
Net increase (decrease) in net
  assets resulting from
  capital transactions........    8,956,375    2,253,132      2,559,943     1,990,836      18,008,174     7,419,824
                              ------------   -----------   ------------   -----------   -------------   ------------
NET CHANGE IN NET ASSETS......    8,679,266    2,499,168      2,567,362     2,065,326      17,814,292     7,777,972
Net Assets--beginning of
  period......................    2,700,492      201,324      2,279,479       214,153       7,777,972            --
                              ------------   -----------   ------------   -----------   -------------   ------------
Net Assets--end of period..... $ 11,379,758  $ 2,700,492   $  4,846,841   $ 2,279,479   $  25,592,264   $ 7,777,972
                              ------------   -----------   ------------   -----------   -------------   ------------
                              ------------   -----------   ------------   -----------   -------------   ------------


                                        EQUITY INCOME
                                          DIVISION
                                -----------------------------
                                    FOR THE
                                    PERIOD
                                JANUARY 1, 1994

                                      TO
                                 MAY 31, 1994        1993
                                ---------------   -----------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income
    (loss)....................    $    29,898     $   128,500
  Net realized gain (loss)
    from security
    transactions..............        124,362          83,779
  Unrealized appreciation
    (depreciation) of
    investments...............       (230,040)        193,319
                                ---------------   -----------
Net increase (decrease) in net
  assets resulting from
  operations..................        (75,780)        405,598
                                ---------------   -----------
From capital transactions:
  Net premiums................          4,262       1,933,101
  Net portfolio transfers.....       (195,289)       (134,339)
  Other net transfers.........       (119,397)       (751,296)
  Substitutions (Note 4)......     (2,235,074)             --
                                ---------------   -----------
Net increase (decrease) in net
  assets resulting from
  capital transactions........     (2,545,498)      1,047,466
                                ---------------   -----------
NET CHANGE IN NET ASSETS......     (2,621,278)      1,453,064
Net Assets--beginning of
  period......................      2,621,278       1,168,214
                                ---------------   -----------
Net Assets--end of period.....             --     $ 2,621,278
                                ---------------   -----------
                                ---------------   -----------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

    Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions. The assets in each division are invested in shares of the corresponding portfolio of the
Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

    The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

    A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1.  SIGNIFICANT ACCOUNTING POLICIES

    A.  VALUATION OF INVESTMENTS

        Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1994 is included as Note 5. The methods used to value the Fund's investments at December 31, 1994 are described in Note 1A of the Fund's 1994 Annual Report.

    B.  SECURITY TRANSACTIONS

        Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

    C. FEDERAL INCOME TAXES

       In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company.  The  policies  permit  Metropolitan  Life  to  charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a policy.

    D.  NET PREMIUMS

        Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. A charge is also imposed in connection with certain of the policies to recover a portion of the Federal income taxes imposed.

2.  DIVIDENDS

    On April 27, 1994 and December 27, 1994, the Fund declared dividends for all shareholders of record on April 27, 1994 and December 28, 1994, respectively. The amount of dividends received by the Separate Account was $6,357,686. The dividends were paid to Metropolitan Life on April 28, 1994 and December 29, 1994, respectively, and were immediately reinvested in additional shares of the portfolios in which each of the investment divisions invest. As a result of these reinvestments, the number of shares of the Fund held by each of the eight investment divisions increased by the following: Growth Portfolio 96,408 shares, Income Portfolio

96,709 shares, Money Market Portfolio 15,185 shares, Diversified Portfolio 162,080 shares, International Stock Portfolio 45,527 shares, Stock Index Portfolio 12,005 shares, Aggressive Growth Portfolio 2,718 shares and Equity Income Portfolio 3,459 shares.

3.  EXPENSES

    With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to the effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to such policies.

4.  SUBSTITUTION OF DIVISION

    On June 1, 1994, the net assets of the Equity Income Division were transferred to the Diversified Division under a substitution plan.

                         METROPOLITAN SERIES FUND, INC.

5.               SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1994

                                   GROWTH                   INCOME                   MONEY
                                 PORTFOLIO                PORTFOLIO                 MARKET
                                ------------             ------------              PORTFOLIO
                                   VALUE                    VALUE                 -----------
                                 (NOTE 1A)                (NOTE 1A)                  VALUE
                                                                                   (NOTE 1A)
COMMON STOCK
  Aerospace...................  $ 20,959,150    (2.8%)
  Automotive..................    16,150,224    (2.2%)
  Banking.....................    31,892,350    (4.3%)
  Business Services...........    12,260,650    (1.6%)
  Chemical....................    24,521,462    (3.3%)
  Computer Software &
    Service...................    34,045,574    (4.6%)
  Diversified.................    16,033,912    (2.1%)
  Drug........................    26,788,950    (3.6%)
  Electrical Equipment........    19,456,500    (2.6%)
  Electronics.................    47,569,025    (6.4%)
  Financial Services..........    25,441,887    (3.4%)
  Food & Beverage.............    18,511,087    (2.5%)
  Forest Products.............     7,812,500    (1.0%)
  Hospital Supply.............    49,427,050    (6.6%)
  Hotel & Restaurant..........    13,197,550    (1.8%)
  Insurance...................    54,197,313    (7.3%)
  Machinery...................    34,433,888    (4.6%)
  Metals & Mining.............     7,420,350    (1.0%)
  Office Equipment............    14,949,000    (2.0%)
  Oil.........................    51,062,325    (6.8%)
  Oil Service.................     4,657,450    (0.6%)
  Personal Care...............    21,715,725    (2.9%)
  Railroad....................     5,214,913    (0.7%)
  Recreation..................    52,022,768    (7.0%)
  Retail Trade................    62,162,599    (8.3%)
  Tobacco.....................    15,128,250    (2.0%)
  Utilities-Telephone.........    34,371,679    (4.6%)
                                ------------
  Total Common Stock             721,404,131   (96.6%)
                                ------------
LONG-TERM DEBT SECURITIES
Corporate Bonds:
  Banking.....................                           $  9,254,569    (3.4%)
  Financial Services..........                             27,734,809   (10.1%)
  Trust Certificate/Government
    Sponsored.................                              5,662,860    (2.0%)
  Industrial..................                             29,809,909   (10.8%)
  Mortgage Backed.............                             12,700,837    (4.6%)
                                                         ------------
  Total Corporate Bonds.......                             85,162,984   (30.9%)
                                                         ------------
  Foreign Obligations.........                             21,470,745    (7.8%)
  Federal Agency Obligations..                             38,268,695   (13.9%)
  Federal Treasury
    Obligations...............                            107,411,913   (39.0%)
  Yankee Bonds................                             13,272,164    (4.8%)
                                                         ------------
                                                          180,423,517   (65.5%)
                                                         ------------
SHORT-TERM OBLIGATIONS
  Commercial Paper............    29,575,000    (4.0%)      4,288,000    (1.5%)   $24,636,373   (61.7%)
  Federal Agency Obligations..                                                    10,450,234    (26.1%)
  Federal Treasury
    Obligations...............                                                     4,681,675    (11.7%)
                                ------------             ------------             -----------
  Total Short-Term
    Obligations...............    29,575,000    (4.0%)      4,288,000    (1.5%)   39,768,282    (99.5%)
                                ------------             ------------             -----------
  TOTAL INVESTMENTS...........   750,979,131  (100.6%)    269,874,501   (97.9%)   39,768,282    (99.5%)
  Other Assets Less
    Liabilities...............    (4,546,013)  (-0.6%)      5,784,174    (2.1%)      193,016     (0.5%)
                                ------------             ------------             -----------
NET ASSETS....................  $746,433,118  (100.0%)   $275,658,675  (100.0%)   $39,961,298  (100.0%)
                                ------------             ------------             -----------
                                ------------             ------------             -----------

                                DIVERSIFIED
                                 PORTFOLIO
                                ------------

                                 (NOTE 1A)

COMMON STOCK
  Aerospace...................  $ 13,559,212    (1.5%)
  Automotive..................    10,667,124    (1.2%)
  Banking.....................    21,998,660    (2.5%)
  Business Services...........     7,229,425    (0.8%)
  Chemical....................    14,403,037    (1.6%)
  Computer Software &
    Service...................    23,676,637    (2.7%)
  Diversified.................     9,473,362    (1.1%)
  Drug........................    17,866,706    (2.0%)
  Electrical Equipment........    13,530,300    (1.5%)
  Electronics.................    31,022,062    (3.5%)
  Financial Services..........    17,090,300    (1.9%)
  Food & Beverage.............    11,832,763    (1.3%)
  Forest Products.............     5,244,675    (0.6%)
  Hospital Supply.............    32,743,163    (3.7%)
  Hotel & Restaurant..........     8,614,275    (1.0%)
  Insurance...................    37,290,913    (4.2%)
  Machinery...................    22,783,613    (2.6%)
  Metals & Mining.............     5,022,750    (0.6%)
  Office Equipment............     8,989,200    (1.0%)
  Oil.........................    33,044,638    (3.7%)
  Oil Service.................     3,214,013    (0.4%)
  Personal Care...............    14,737,375    (1.7%)
  Railroad....................     3,195,788    (0.3%)
  Recreation..................    34,265,383    (3.8%)
  Retail Trade................    42,133,136    (4.7%)
  Tobacco.....................    10,200,500    (1.1%)
  Utilities-Telephone.........    21,620,188    (2.4%)
                                ------------
  Total Common Stock             475,449,198   (53.4%)
                                ------------
LONG-TERM DEBT SECURITIES
Corporate Bonds:
  Banking.....................    11,918,968    (1.3%)
  Financial Services..........    32,054,579    (3.6%)
  Trust Certificate/Government
    Sponsored.................     7,373,930    (0.8%)
  Industrial..................    38,958,583    (4.4%)
  Mortgage Backed.............    12,469,471    (1.4%)
                                ------------
  Total Corporate Bonds.......   102,775,531   (11.5%)
                                ------------
  Foreign Obligations.........    31,495,592    (3.5%)
  Federal Agency Obligations..    58,653,757    (6.6%)
  Federal Treasury
    Obligations...............   182,885,804   (20.5%)
  Yankee Bonds................    18,276,008    (2.0%)
                                ------------
                                 291,311,161   (32.6%)
                                ------------
SHORT-TERM OBLIGATIONS
  Commercial Paper............    20,030,000    (2.2%)
  Federal Agency Obligations..
  Federal Treasury
    Obligations...............
                                ------------
  Total Short-Term
    Obligations...............    20,030,000    (2.2%)
                                ------------
  TOTAL INVESTMENTS...........   889,565,890   (99.6%)
  Other Assets Less
    Liabilities...............     3,259,838    (0.3%)
                                ------------
NET ASSETS....................  $892,825,728  (100.0%)
                                ------------
                                ------------

                         METROPOLITAN SERIES FUND, INC.

5.        SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1994--(CONTINUED)

                                                                                                INTERNATIONAL STOCK
                                                                                                     PORTFOLIO
                                                                                             -------------------------
                                                                                                VALUE
                                                                                              (NOTE 1A)
COMMON STOCK
  Banks....................................................................................  $  8,984,741       (3.3%)
  Breweries................................................................................     1,327,022       (0.5%)
  Chemicals................................................................................     7,729,999       (2.8%)
  Construction.............................................................................     9,779,253       (3.6%)
  Currency Funds...........................................................................       813,668       (0.3%)
  Distributors.............................................................................     3,422,179       (1.3%)
  Diversified Industrials..................................................................     4,425,444       (1.6%)
  Electricals/Electronics..................................................................    20,533,757       (7.5%)
  Electricity..............................................................................     1,602,788       (0.6%)
  Engineering..............................................................................    27,125,360       (9.9%)
  Engineering--Vehicles....................................................................     2,670,580       (1.0%)
  Extractive Industries....................................................................    32,111,522      (11.8%)
  Food Manufacturing.......................................................................     6,314,833       (2.3%)
  Health Care..............................................................................       773,150       (0.3%)
  Hotels & Leisure.........................................................................     5,568,370       (2.0%)
  Insurance................................................................................     3,937,621       (1.4%)
  Investment Trusts........................................................................     1,467,689       (0.5%)
  Media....................................................................................     4,911,999       (1.8%)
  Non-ferrous metals.......................................................................     1,948,182       (0.7%)
  Offshore Funds...........................................................................     4,350,000       (1.6%)
  Oil--Explor. & Production................................................................     1,306,525       (0.5%)
  Oil & Gas................................................................................     5,041,791       (1.8%)
  Other Financial..........................................................................    14,198,647       (5.2%)
  Other Services...........................................................................    34,117,541      (12.5%)
  Pharmaceuticals..........................................................................     8,670,049       (3.2%)
  Print, Paper and Packaging...............................................................     2,638,385       (1.0%)
  Property.................................................................................     8,292,827       (3.0%)
  Retailers--General.......................................................................     6,260,332       (2.3%)
  Retailers--Food..........................................................................     1,421,439       (0.5%)
  Spirits, Wines & Ciders..................................................................     1,250,749       (0.5%)
  Steel....................................................................................     2,441,121       (0.9%)
  Support Services.........................................................................     2,670,281       (1.0%)
  Telecommunications.......................................................................     2,374,232       (0.9%)
  Textiles & Apparel.......................................................................     1,557,229       (0.6%)
  Tobacco..................................................................................       568,299       (0.2%)
  Transport................................................................................     3,120,114       (1.1%)
  Water....................................................................................       971,728       (0.4%)
                                                                                             ------------
  Total Common Stock.......................................................................   246,699,446      (90.4%)
Convertible Bonds..........................................................................     1,930,889       (0.7%)
                                                                                             ------------
TOTAL INVESTMENTS..........................................................................   248,600,335      (91.1%)
  Other Assets Less Liabilities............................................................    24,322,044       (8.9%)
                                                                                             ------------
NET ASSETS.................................................................................  $272,952,379     (100.0%)
                                                                                             ------------
                                                                                             ------------

                         METROPOLITAN SERIES FUND, INC.

5.        SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1994--(CONTINUED)

                                                                                                                  STOCK
                                                                                                    VALUE         INDEX
                                                                                                  (NOTE 1A)     PORTFOLIO
                                                                                                 ------------  -----------
COMMON STOCK
  Aerospace....................................................................................  $  6,538,161       (1.8%)
  Airlines.....................................................................................     1,331,425       (0.4%)
  Automotive...................................................................................    10,870,081       (3.0%)
  Banking......................................................................................    19,680,796       (5.4%)
  Beverages....................................................................................     1,651,187       (5.4%)
  Building.....................................................................................    .3,720,312       (1.0%)
  Chemical.....................................................................................    14,261,861       (3.9%)
  Container....................................................................................       711,675       (0.2%)
  Cosmetics....................................................................................     2,957,800       (0.8%)
  Drug.........................................................................................    19,276,560       (5.3%)
  Electrical Connectors........................................................................     1,134,750       (0.3%)
  Electrical Equipment.........................................................................    13,073,600       (3.6%)
  Electronics..................................................................................    13,710,752       (3.8%)
  Financial Services...........................................................................     8,622,591       (2.4%)
  Foods........................................................................................    10,491,945       (2.9%)
  Hospital Management..........................................................................     3,416,312       (0.9%)
  Hospital Supply..............................................................................     8,736,088       (2.4%)
  Hotel & Restaurant...........................................................................     3,564,688       (1.0%)
  Industrials--Miscellaneous...................................................................     6,389,914       (1.8%)
  Insurance....................................................................................     9,868,453       (2.7%)
  Leisure......................................................................................       521,950       (0.1%)
  Machinery....................................................................................     5,853,501       (1.6%)
  Metals--Aluminum.............................................................................     1,653,226       (0.5%)
  Metals--Gold.................................................................................     2,423,993       (0.7%)
  Metals--Miscellaneous........................................................................     1,305,223       (0.4%)
  Metals--Steel & Iron.........................................................................     1,567,925       (0.4%)
  Office Equipment.............................................................................    18,895,758       (5.2%)
  Oil--Crude Producers.........................................................................       486,350       (0.1%)
  Oil--Domestic................................................................................     9,556,192       (2.6%)
  Oil--International...........................................................................    21,798,100       (6.0%)
  Oil Services.................................................................................     3,072,463       (0.8%)
  Paper........................................................................................     4,911,745       (1.4%)
  Photography..................................................................................     1,844,900       (0.5%)
  Printing & Publishing........................................................................     4,789,701       (1.3%)
  Railroad.....................................................................................     3,840,297       (1.1%)
  Recreation...................................................................................     9,157,283       (2.5%)
  Retail Trade.................................................................................    21,265,402       (5.9%)
  Services.....................................................................................     1,877,174       (0.5%)
  Shoes........................................................................................       810,475       (0.2%)
  Soaps........................................................................................     7,569,162       (2.1%)
  Textiles & Apparel...........................................................................       953,387       (0.3%)
  Tire & Rubber................................................................................       998,686       (0.3%)
  Toys & Musical Instruments...................................................................       341,122       (0.1%)
  Transportation--Trucking.....................................................................       417,537       (0.1%)
  Utilities--Electric..........................................................................    12,855,450       (3.5%)
  Utilities--Gas Distribution..................................................................     1,721,001       (0.5%)
  Utilities--Gas Pipeline......................................................................     1,763,626       (0.5%)
  Utilities--Telephone.........................................................................    30,036,901       (8.3%)
                                                                                                 ------------
TOTAL COMMON STOCK.............................................................................   350,297,481      (96.5%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER.................................................     2,279,814       (0.6%)
                                                                                                 ------------
TOTAL INVESTMENTS..............................................................................   352,577,295      (97.1%)
Other Assets Less Liabilities..................................................................    10,423,659       (2.9%)
                                                                                                 ------------
NET ASSETS.....................................................................................  $363,000,954     (100.0%)
                                                                                                 ------------  -----------
                                                                                                 ------------  -----------

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)
                         METROPOLITAN SERIES FUND, INC.

5.        SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1994--(CONCLUDED)

                                                                                                     AGGRESSIVE GROWTH
                                                                                                         PORTFOLIO
                                                                                                  -----------------------
                                                                                                     VALUE
                                                                                                   (NOTE 1A)
                                                                                                  ------------
COMMON STOCK
  Airline.......................................................................................  $  5,830,069      (1.0%)
  Automotive....................................................................................     3,646,925      (0.6%)
  Business Services.............................................................................    15,348,074      (2.6%)
  Chemical......................................................................................     7,597,100      (1.3%)
  Computer Software & Service...................................................................    58,319,949      (9.9%)
  Diversified...................................................................................     5,953,812      (1.0%)
  Drug..........................................................................................     4,648,271      (0.8%)
  Electrical Equipment..........................................................................     2,040,694      (0.3%)
  Electronics...................................................................................   113,792,622     (19.3%)
  Financial Services............................................................................     2,776,537      (0.5%)
  Food & Beverage...............................................................................     6,814,469      (1.2%)
  Hospital Supply...............................................................................    53,311,214      (9.0%)
  Hotel & Restaurant............................................................................    27,671,245      (4.7%)
  Insurance.....................................................................................    42,157,350      (7.1%)
  Machinery.....................................................................................    12,516,325      (2.1%)
  Metal & Mining................................................................................     5,716,525      (1.0%)
  Office Equipment..............................................................................    10,214,419      (1.7%)
  Personal Care.................................................................................    12,922,075      (2.2%)
  Printing & Publishing.........................................................................     4,873,388      (0.8%)
  Recreation....................................................................................     4,807,875      (0.8%)
  Retail Trade..................................................................................    94,963,253     (16.2%)
  Textile & Apparel.............................................................................    21,661,181      (3.7%)
  Utilities--Natural Gas........................................................................     3,747,175      (0.6%)
  Utilities--Telephone..........................................................................    35,004,350      (5.9%)
                                                                                                  ------------
  Total Common Stock............................................................................   556,334,897     (94.3%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER..................................................    30,634,000      (5.2%)
                                                                                                  ------------
TOTAL INVESTMENTS...............................................................................   586,968,897     (99.5%)
Other Assets Less Liabilities...................................................................     3,077,952      (0.5%)
                                                                                                  ------------
NET ASSETS......................................................................................  $590,046,849    (100.0%)
                                                                                                  ------------
                                                                                                  ------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1995
                                  (UNAUDITED)

                                                                    MONEY                  INTERNATIONAL   STOCK     AGGRESSIVE
                                          GROWTH       INCOME       MARKET    DIVERSIFIED     STOCK        INDEX       GROWTH
                                         DIVISION     DIVISION     DIVISION    DIVISION      DIVISION     DIVISION    DIVISION
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
ASSETS:
Investments in Metropolitan Series
 Fund, Inc. at Value (Note 1A):
  Growth Portfolio (3,569,856 shares;
   cost $82,135,301)..................  $91,424,018           --          --           --           --           --           --
  Income Portfolio (1,562,311 shares;
   cost $19,598,981)..................           --  $19,669,496          --           --           --           --           --
  Money Market Portfolio (365,173
   shares; cost $3,906,499)...........           --           --  $3,932,909           --           --           --           --
  Diversified Portfolio (4,593,281
   shares; cost $65,600,448)..........           --           --          --  $71,058,058           --           --           --
  International Stock Portfolio
   (1,189,180 shares; cost
   $15,185,058).......................           --           --          --           --   $14,115,567          --           --
  Stock Index Portfolio (520,800
   shares; cost $7,597,384)...........           --           --          --           --           --   $8,660,910           --
  Aggressive Growth Portfolio
   (1,571,570 shares; cost
   $35,466,831).......................           --           --          --           --           --           --  $41,410,867
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
      Total Investments...............   91,424,018   19,669,496   3,932,909   71,058,058   14,115,567    8,660,910   41,410,867
  Cash and Accounts Receivable........       22,293          594      34,035                     1,013       10,016       18,900
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
      Total Assets....................   91,446,311   19,670,090   3,966,944   71,058,058   14,116,580    8,670,926   41,429,767
LIABILITIES...........................      749,121      143,456      37,224      671,125      157,398       59,349      511,694
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
NET ASSETS............................  $90,697,190  $19,526,634  $3,929,720  $70,386,933   $13,959,182  $8,611,577  $40,918,073
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------
                                        -----------  -----------  ----------  -----------  ------------  ----------  -----------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                            STATEMENTS OF OPERATIONS

                                  (UNAUDITED)

                                                                  FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                          --------------------------------------------------------------------------------------
                                                                     MONEY                 INTERNATIONAL   STOCK     AGGRESSIVE
                                            GROWTH       INCOME     MARKET    DIVERSIFIED     STOCK        INDEX       GROWTH
                                           DIVISION     DIVISION   DIVISION    DIVISION      DIVISION     DIVISION    DIVISION
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
INVESTMENT INCOME:
Income:
  Dividends (Note 2)....................  $   724,688  $   47,743  $   1,598   $       0    $   19,003   $   11,316   $       0
Expenses:
  Mortality and expense charges (Note
   3)...................................      354,415      74,692     18,015     280,469        55,938       29,387     143,667
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
Net investment income (loss)............      370,273     (26,949)   (16,417)   (280,469)      (36,935)     (18,071)   (143,667)
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss) from security
 transactions...........................       93,310      (9,268)   (13,838)     37,401        21,850       15,109       1,948
Unrealized appreciation (depreciation)
 of investments.........................   12,643,746   1,774,114    123,912   8,988,607      (382,836)   1,167,191   6,115,662
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
Net realized and unrealized gain (loss)
 on investments (Note 1B)...............   12,737,056   1,764,846    110,074   9,026,008      (360,986)   1,182,300   6,117,610
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $13,107,329  $1,737,897  $  93,657   $8,745,539   $ (397,921)  $1,164,229   $5,973,943
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------
                                          -----------  ----------  ---------  -----------  ------------  ----------  -----------

                       See Notes to Financial Statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        MONEY MARKET
                                         GROWTH DIVISION                    INCOME DIVISION               DIVISION
                                ---------------------------------  ---------------------------------  ----------------
                                  FOR THE SIX                        FOR THE SIX                        FOR THE SIX
                                  MONTHS ENDED     FOR THE YEAR      MONTHS ENDED     FOR THE YEAR      MONTHS ENDED
                                    JUNE 30,           ENDED           JUNE 30,           ENDED           JUNE 30,
                                      1995         DECEMBER 31,          1995         DECEMBER 31,          1995
                                  (UNAUDITED)          1994          (UNAUDITED)          1994          (UNAUDITED)
                                ----------------  ---------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
  Net investment income
   (loss).....................   $      370,273    $   1,529,435    $      (26,949)   $     971,668    $      (16,417)
  Net realized gain (loss)
   from security transactions
   ...........................           93,310           53,162            (9,268)          (9,894)          (13,838)
  Unrealized appreciation
   (depreciation) of
   investments ...............       12,643,746       (4,282,800)        1,774,114       (1,415,108)          123,912
                                ----------------  ---------------  ----------------  ---------------  ----------------
  Net increase (decrease) in
   net assets resulting from
   operations ................       13,107,329       (2,700,203)        1,737,897         (453,334)           93,657
                                ----------------  ---------------  ----------------  ---------------  ----------------
From capital transactions:
  Net premiums................       20,023,306       45,546,952         5,069,902       10,328,856         1,772,463
  Net portfolio transfers.....       (1,830,544)      (2,746,223)         (691,563)          48,939        (1,794,692)
  Other net transfers ........       (8,486,491)     (16,398,757)       (1,793,537)      (3,317,903)         (436,391)
  Substitutions (Note 4)......         --               --                --               --                --
                                ----------------  ---------------  ----------------  ---------------  ----------------
  Net increase (decrease) in
   net assets resulting from
   capital transactions.......        9,706,271       26,401,972         2,584,802        7,059,892          (458,620)
                                ----------------  ---------------  ----------------  ---------------  ----------------
NET CHANGE IN NET ASSETS .....       22,813,600       23,701,769         4,322,699        6,606,558          (364,963)
Net Assets - beginning of
 period ......................       67,883,590       44,181,821        15,203,935        8,597,377         4,294,683
                                ----------------  ---------------  ----------------  ---------------  ----------------
Net Assets - end of period ...   $   90,697,190    $  67,883,590    $   19,526,634    $  15,203,935    $    3,929,720
                                ----------------  ---------------  ----------------  ---------------  ----------------
                                ----------------  ---------------  ----------------  ---------------  ----------------


                                                       DIVERSIFIED DIVISION
                                                 ---------------------------------
                                                   FOR THE SIX
                                 FOR THE YEAR      MONTHS ENDED     FOR THE YEAR
                                     ENDED           JUNE 30,           ENDED
                                 DECEMBER 31,          1995         DECEMBER 31,
                                     1994          (UNAUDITED)          1994
                                ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
  Net investment income
   (loss).....................   $     130,231    $     (280,469)   $   1,734,612
  Net realized gain (loss)
   from security transactions
   ...........................         (79,321)           37,401           22,275
  Unrealized appreciation
   (depreciation) of
   investments ...............          36,172         8,988,607       (3,636,719)
                                ---------------  ----------------  ---------------
  Net increase (decrease) in
   net assets resulting from
   operations ................          87,082         8,745,539       (1,879,832)
                                ---------------  ----------------  ---------------
From capital transactions:
  Net premiums................       6,425,154        16,189,374       41,263,327
  Net portfolio transfers.....      (6,647,524)       (2,674,005)      (4,980,679)
  Other net transfers ........        (703,798)       (6,955,381)     (14,095,050)
  Substitutions (Note 4)......        --                --              2,235,074
                                ---------------  ----------------  ---------------
  Net increase (decrease) in
   net assets resulting from
   capital transactions.......        (926,168)        6,559,988       24,422,672
                                ---------------  ----------------  ---------------
NET CHANGE IN NET ASSETS .....        (839,086)       15,305,527       22,542,840
Net Assets - beginning of
 period ......................       5,133,769        55,081,406       32,538,566
                                ---------------  ----------------  ---------------
Net Assets - end of period ...   $   4,294,683    $   70,386,933    $  55,081,406
                                ---------------  ----------------  ---------------
                                ---------------  ----------------  ---------------

                       See Notes to Financial Statements.

                                                                                                         AGGRESSIVE
                                  INTERNATIONAL STOCK DIVISION           STOCK INDEX DIVISION         GROWTH DIVISION
                                ---------------------------------  ---------------------------------  ----------------
                                  FOR THE SIX                        FOR THE SIX                        FOR THE SIX
                                  MONTHS ENDED     FOR THE YEAR      MONTHS ENDED     FOR THE YEAR      MONTHS ENDED
                                    JUNE 30,           ENDED           JUNE 30,           ENDED           JUNE 30,
                                      1995         DECEMBER 31,          1995         DECEMBER 31,          1995
                                  (UNAUDITED)          1994          (UNAUDITED)          1994          (UNAUDITED)
                                ----------------  ---------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income
   (loss).....................   $      (36,935)   $     485,015    $      (18,071)   $     132,182    $     (143,667)
  Net realized gain (loss)
   from security transactions
   ...........................           21,850           80,235            15,109            5,039             1,948
  Unrealized appreciation
   (depreciation) of
   investments ...............         (382,836)        (842,359)        1,167,191         (129,802)        6,115,662
                                ----------------  ---------------  ----------------  ---------------  ----------------
  Net increase (decrease) in
   net assets resulting from
   operations ................         (397,921)        (277,109)        1,164,229            7,419         5,973,943
                                ----------------  ---------------  ----------------  ---------------  ----------------
From capital transactions:
  Net premiums................        6,352,969       11,498,165         3,322,077        4,316,325        15,540,837
  Net portfolio transfers.....         (750,641)       1,014,621           306,186         (301,802)           62,085
  Other net transfers ........       (2,624,983)      (3,556,411)       (1,027,756)      (1,454,580)       (6,251,056)
  Substitutions (Note 4)......         --               --                --               --                --
                                ----------------  ---------------  ----------------  ---------------  ----------------
  Net increase (decrease) in
   net assets resulting from
   capital transactions.......        2,977,345        8,956,375         2,600,507        2,559,943         9,351,866
                                ----------------  ---------------  ----------------  ---------------  ----------------
NET CHANGE IN NET ASSETS .....        2,579,424        8,679,266         3,764,736        2,567,362        15,325,809
Net Assets - beginning of
  period .....................       11,379,758        2,700,492         4,846,841        2,279,479        25,592,264
                                ----------------  ---------------  ----------------  ---------------  ----------------
Net Assets - end of period ...   $   13,959,182    $  11,379,758    $    8,611,577    $   4,846,841    $   40,918,073
                                ----------------  ---------------  ----------------  ---------------  ----------------
                                ----------------  ---------------  ----------------  ---------------  ----------------


                                 FOR THE YEAR
                                     ENDED
                                 DECEMBER 31,
                                     1994
                                ---------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income
   (loss).....................   $     (98,251)
  Net realized gain (loss)
   from security transactions
   ...........................           5,076
  Unrealized appreciation
   (depreciation) of
   investments ...............        (100,707)
                                ---------------
  Net increase (decrease) in
   net assets resulting from
   operations ................        (193,882)
                                ---------------
From capital transactions:
  Net premiums................      28,325,697
  Net portfolio transfers.....         (15,434)
  Other net transfers ........     (10,302,089)
  Substitutions (Note 4)......        --
                                ---------------
  Net increase (decrease) in
   net assets resulting from
   capital transactions.......      18,008,174
                                ---------------
NET CHANGE IN NET ASSETS .....      17,814,292
Net Assets - beginning of
  period .....................       7,777,972
                                ---------------
Net Assets - end of period ...   $  25,592,264
                                ---------------
                                ---------------

                 (This page has been left blank intentionally.)

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 1995

    Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions. The assets in each division are invested in shares of the corresponding portfolio of the
Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

    The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life.

    A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1.  SIGNIFICANT ACCOUNTING POLICIES

    A.  VALUATION OF INVESTMENTS

        Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios.

    B.  SECURITY TRANSACTIONS

        Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

    C. FEDERAL INCOME TAXES

       In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a policy.

    D.  NET PREMIUMS

        Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. A charge is also imposed in connection with certain of the policies to recover a portion of the Federal income taxes imposed.

2.  DIVIDENDS

    On April 19, 1995 the Fund declared dividends for all shareholders of record on April 25, 1995. The amount of dividends received by the Separate Account was $804,348. The dividends were paid to Metropolitan Life on April 26, 1995 and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 30,330 shares, Income Portfolio 3,970 shares, Money Market Portfolio 150 shares, Diversified Portfolio 0 shares, International Stock Portfolio 1,581 shares, Stock Index Portfolio 727 shares, and Aggressive Growth Portfolio 0 shares.

3.  EXPENSES

    With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge is equivalent to the effective annual rate of .90% of the average daily value of the net assets in the Separate Account which are attributable to such policies.

4.  SUBSTITUTION OF DIVISION

    On June 1, 1994, the net assets of the Equity Income Division were transferred to the Diversified Division under a substitution plan.

                             APPENDIX TO PROSPECTUS
                             OPTIONAL INCOME PLANS

    The insurance proceeds when the covered person dies, the proceeds payable on the Final Date, or the cash surrender value payable on full surrender of a Certificate, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can have significant federal income tax consequences associated with the Certificate proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1.  Interest income

    The   amount  applied  will  earn  interest  which  will  be  paid  monthly.
Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2.  Installment Income for a Stated Period

    Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A.  Installment Income of a Stated Amount

    Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3.  Single Life Income--Guaranteed Payment Period

    Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A.  Single Life Income--Guaranteed Return

    Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4.  Joint and Survivor Life Income

    Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

    OTHER FREQUENCIES AND PLANS. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with MetLife's approval.
    CHOICE OF INCOME PLANS. See "Certificate Benefits--Optional Income Plans," page A-20 and "Certificate Rights--Surrenders," page A-32, regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from the Administrative Office, and reference should be made to these forms for further details.

    LIMITATIONS. If the payee is not a natural person, the choice of an income plan will be subject to MetLife's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

    INCOME PLAN RATES. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by MetLife and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Certificate. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

    Optional insurance benefit riders may be attached to a Certificate, subject to, their availability under the Group Policy, their availability under state law, certain insurance underwriting requirements and the payment of additional premiums. These riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Certificate with riders from the Administrative Office. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

    The following riders will be provided to all Owners if elected by the participating entity:

    WAIVER OF MONTHLY DEDUCTION DURING TOTAL DISABILITY. This rider waives the entire monthly deduction during the "Total Disability" of the covered person if the covered person is "Totally Disabled" for at least six months beginning prior to age 60. "Total Disability" or "Totally Disabled" means that because of sickness or an injury the covered person cannot do his or her job, and cannot do any other job for which they are fit by education, training or experience. Monthly deductions will continue to be waived until the earliest of the following: (a) the date the covered person is no longer totally disabled, or (b) the date the covered person does not give MetLife proof of Total Disability when required, or (c) the day before the date the covered person becomes 65 years old. If there has been an increase in the death benefit resulting from a request by the Owner and the Owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Certificate. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Certificate would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Certificate to zero, it may be advantageous for the Owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider.

    ACCELERATED DEATH BENEFIT. This rider provides for a one-time discounted payment of all or a portion of the death benefit to the Owner if the covered person's life span has been drastically limited so that the covered person is expected to die within six months or twelve months, as specified in the rider, or is not expected recover from the cause of reduction in life span. In addition, some riders also provide this benefit if the covered person is permanently confined to a Nursing Home and has a life expectancy of less than two years. The size of the benefit payment and the maximum benefit are stated in the rider. There are no premiums or rider fees for this rider.

    Upon payment of a portion of the death benefit, the death benefit under the Certificate is reduced to reflect the amount of the payment. In addition, the specified face amount, the cash value and the cash surrender value are reduced by the same proportion as the amount of the reduction of the death benefit divided by the death benefit prior to the payment. Any outstanding loan is reduced and paid out of the proceeds of the portion only if such reduction is necessary to keep the Certificate in force. Moreover, in the case of payment of all of the death benefit, the amount of any outstanding Certificate loan will be deducted from the payment.

    The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

    LIVING BENEFITS. This rider provides benefits in the form of living benefits to the Owner or covered person when "Unable to Care" for the Covered Person and when conditions specified in the rider are met. "Unable to Care" means that the Owner or covered person is unable to perform specified activities of daily living without human assistance each and every time performance of the activities is necessary. This may include the following types of activities: bathing, dressing, transferring/mobility, toileting/continence, and eating. The amount of living benefits available under this rider will be an amount of up to 50% of the specified face amount on the date when the conditions specified in this rider are met. However, the amount of Death Benefit payable at the covered person's death will be reduced by the amount of living benefits paid. Living benefits will not be paid for conditions resulting from, caused or contributed by a mental or nervous condition, other than Alzheimer's disease; or alcohol or drug abuse. Preexisting conditions may not be covered by this rider.

    The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

    The following riders may be elected by either the participating entity or the Owner, as set forth in the Policy or Certificate:

    ACCIDENTAL DEATH BENEFIT. This rider provides additional insurance equal to an amount stated in the Certificate if the covered person dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the covered person dies from an accident occurring while the covered person is a fare-paying passenger on a common carrier. This rider is available at issue only.

    ACCIDENTAL DEATH OR DISMEMBERMENT BENEFIT. In addition to benefits described under "Accidental Death Benefits," above, this rider provides benefits if a covered person is injured in an accident if the covered loss occurs not more than 90 days after the date of an accident and prior to age 70. Covered losses may include loss of life, a hand, foot or sight of an eye. The amount of benefits on account of a covered person is the amount specified in the Certificate.

    DEPENDENT LIFE BENEFITS. This rider provides insurance on the life of a dependent payable to the Owner or other designated beneficiary while the benefits are in effect for that dependent on the date of death as set forth in this rider. A dependent may be the Owner's spouse or unmarried child. A child who may be covered includes a child who is supported solely by you and permanently living in the home of which you are the head, a child who is legally adopted or a stepchild who lives in your home. A child may be covered until age 19 and in some cases up to 23 years of age. A dependent child with a physical handicap or mental retardation may continue to be a dependent. The amount of dependent term insurance will be specified in the rider.

                           METLIFE -REGISTERED TRADEMARK-

                           GV UL

                           GROUP VARIABLE UNIVERSAL LIFE

                           PROSPECTUSES FOR

                           - GROUP VARIABLE UNIVERSAL LIFE
                                              INSURANCE POLICIES AND
                                            CERTIFICATES

                                            ISSUED BY

                                               METROPOLITAN LIFE INSURANCE
                                                 COMPANY

                                            - METROPOLITAN SERIES FUND, INC.

                                                  VERSION 2
                                       ML-GVUL (10/95 EDITION) PRINTED IN U.S.A.
                                       951211IH (EXP1296) MLIC-LD
                                             18000136683 (1295)

[LOGO]                                                           BULK RATE
    METLIFE CUSTOMER SERVICE CENTER                            ZIP+4 BARCODED
    177 SOUTH COMMONS DRIVE                                  U.S. POSTAGE PAID
    AURORA, ILLINOIS 60507                                      RUTLAND, VT
    ADDRESS CORRECTION REQUESTED                                 PERMIT 220
    FORWARDING AND RETURN
    POSTAGE GUARANTEED